Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Amphenol Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF 2021 ANNUAL MEETING and PROXY STATEMENT

AMPHENOL CORPORATION 358 HALL AVENUE WALLINGFORD, CONNECTICUT 06492

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE

11:00 a.m., Wednesday, May 19, 2021

PLACE

Amphenol Corporation
World Headquarters
Conference Center
358 Hall Avenue
Wallingford, CT 06492
(203) 265-8900

AGENDA

1.
To elect nine directors as named for the term indicated in the proxy statement.

2.
To ratify the selection of Deloitte & Touche LLP as independent public accountants.

3.
To conduct an advisory vote to approve compensation of named executive officers.

4.
To approve the Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries.

5.
To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.

6
To vote on the stockholder proposal set forth in the proxy statement, if properly presented at the Annual Meeting.

7.
To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

By Order of the Board of Directors
Lance E. D'Amico
Senior Vice President, Secretary and General Counsel

April 12, 2021

—IMPORTANT—
PLEASE COMPLETE, DATE, SIGN AND RETURN
THE ACCOMPANYING PROXY WHETHER OR
NOT YOU PLAN TO ATTEND THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 19, 2021: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available at www.edocumentview.com/APH.

i

2021 Proxy Summary

        This summary highlights selected information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement and the 2020 Amphenol Annual Report to Stockholders carefully before voting.

Annual Meeting of Stockholders

• Time and Date	11:00 a.m., Wednesday, May 19, 2021
• Place	Amphenol Corporation World Headquarters Conference Center 358 Hall Avenue Wallingford, CT 06492
• Record Date	March 22, 2021
• Voting	Stockholders as of the record date are entitled to vote. Each share of Common Stock is entitled to one vote for each director nominee and for each of the other proposals to be voted on.

Meeting Agenda and Voting Matters

		Board Vote Recommendation	Page References (for more detail)
Election of Nine Directors		FOR EACH DIRECTOR NOMINEE	6-20
Other Management Proposals
•	Ratification of the selection of Deloitte & Touche LLP as independent public accountants	FOR	24-26
•	Advisory vote to approve compensation of named executive officers	FOR	27-54
•	Approval of Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries	FOR	55-61
•	Approval of an amendment to the Company's Certificate of Incorporation to increase the Number of authorized shares of Common Stock	FOR	62-63
Stockholder Proposal
•	Improve our Catch-22 Proxy Access	AGAINST	68-70

Director Nominees

Committee Memberships
	Director Tenure	Principal Occupation	Experience/ Qualifications							Other Public Company Boards
Name				Independent	AC	CC	EC	NCGC	PC
Stanley L. Clark	Since 2005	Former Lead Trustee and Senior Advisor of Goodrich, LLC	- Leadership - Finance - Global - Industry - Operations	Y		C		X	X
John D. Craig	Since 2017	Former CEO of EnerSys	- Leadership	Y		X	C		X
- M&A
- Technology
- Operations
David P. Falck	Since 2013	Former Executive Vice	- Leadership	Y	X	X		C
(Presiding Director)		President and General	- Compliance
		Counsel	- Risk
		Pinnacle West Capital	Management
		Corporation	- M&A
Edward G. Jepsen	1989-1997;	CEO and Chairman of Coburn	- Leadership	Y	C,F		X		X
	Since 2005	Technologies, Inc.	- Finance
- Global
- Industry
Rita S. Lane	Since 2020	Former VP of Operations of Apple Inc.	- Leadership - Supply Chain - Global - Technology - Operations	Y						L3Harris Technologies/ Sanmina Corporation/Signify N.V.
Robert A. Livingston	Since 2018	Former CEO of Dover	- Leadership	Y	X,F	X	X			RPM
		Corporation	- Global							International Inc.
- Manufacturing
- M&A
- Finance
Martin H. Loeffler (Chairman)	Since 1987	Former CEO of Amphenol Corporation	- Leadership - Global - Industry - Technology	Y
R. Adam Norwitt	Since 2009	President and CEO of	- Leadership	N
		Amphenol Corporation	- Global
- Industry
- Operations
- M&A
Anne Clarke Wolff	Since 2018	Former Chairman Global Corporate and Investment Banking - Bank of America	- Leadership - Finance - M&A - Global	Y	X,F			X	C

AC
Audit Committee

C
Chair

CC
Compensation Committee

EC
Executive Committee

F
Financial Expert

NCGC
Nominating/Corporate Governance Committee

PC
Pension Committee

Attendance	In 2020, each of the Company's directors attended 100% of the Board and the Committee meetings on which such director sits.

Governance Documents

        The Company posts the following documents on its website at www.amphenol.com under the heading "Investors", then "Governance", and then "Governance Documents":

  Code of Business Conduct and Ethics
  Corporate Governance Principles
  Global Human Rights Policy
  Political Activity Statement
  Stock Ownership Guidelines—Directors
  Stock Ownership Guidelines—Executives

        The Company posts the following board committee charters on its website at www.amphenol.com under the heading "Investors", then "Governance", and then "Board of Directors":

  Audit Committee Charter
  Compensation Committee Charter
  Executive Committee Charter
  Nominating/Corporate Governance Committee Charter
  Pension Committee Charter

        A printed copy of any of these documents will be provided to any stockholder of the Company free of charge upon written request to the Company, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492.

Executive Compensation

        At the 2020 annual meeting of stockholders, the Company's stockholders cast a non-binding advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for that meeting. The Company's stockholders overwhelmingly approved the proposal with more than 90% of the shares voted being cast in favor of the proposal. These programs and policies remain unchanged, as described in detail beginning on page 27. The Company's core management compensation programs include base salary, an annual performance-based incentive plan payment opportunity, annual stock option awards (with 20% vesting each year over a five-year period), insurance benefits and retirement benefits.

        Compensation programs for the named executive officers emphasize at-risk, performance-based elements. Fixed compensation elements, including base salary, retirement benefits and other compensation are designed to be market competitive for purposes of retention, and to a lesser extent, recruitment. However, it is intended that a larger part of the named executive officers' compensation be geared to reward performance that generates long-term shareholder value.

        For the Company's Chief Executive Officer, fixed compensation elements including salary, retirement benefits and "all other compensation" comprised approximately 18% of his total 2020 compensation. His at-risk compensation linked to increasing shareholder value comprised approximately 82% of his total 2020 compensation. These at-risk elements include stock options granted with an exercise price equal to the closing price of the Company's common stock on the date of grant which only generate value if the Company's share price increases after the grant date. The other at-risk compensation is incentive plan compensation which historically has not paid out if year-over-year Adjusted Diluted EPS declines in addition to other considerations designed to motivate the Chief Executive Officer to generate long-term shareholder value, and rewards the Chief Executive Officer for growth in Company revenues and Adjusted Diluted EPS. For the Company's other named executive officers as a group, fixed compensation elements comprised approximately 17% of total 2020 compensation while at-risk compensation comprised approximately 83% of total 2020 compensation. As with the Chief Executive Officer, the fixed compensation elements for the other named executive officers include salary, retirement benefits and "all

v

other compensation", while the at-risk items include stock options and incentive plan compensation linked to goals that encourage growth in revenues and either Adjusted Diluted EPS or operating income, depending on the role of the named executive officer.

        The Board believes this compensation program is a valuable and appropriate tool which contributes to the Company's continuing success.

2020 Performance Highlights(1)

        Amphenol delivered another strong year in 2020, especially considering the unprecedented COVID-19 pandemic. Notwithstanding the uncertain and challenging public health and economic environment related to the COVID-19 pandemic, we achieved:

  •
  Record Sales of $8.599 billion, up 5% in U.S. dollars and 2% organically compared to 2019

  •
  GAAP Diluted EPS of $1.96, up 4% compared to the prior year

  •
  Adjusted Diluted EPS of $1.87, unchanged from 2019

  •
  GAAP and Adjusted Operating Margin of 19.1% and 19.2%, respectively

  •
  Record Operating and Free Cash Flow of $1.592 billion and $1.328 billion, respectively

        Amphenol's performance in 2020 enabled us to continue our track record of creating long-term value for our stockholders. Over the past ten years, Amphenol has delivered compound annual sales growth of 9% and Adjusted Diluted EPS growth of 11%. This superior performance has created sustained shareholder value as reflected in Amphenol's stock delivering an 18% compound annual return in the ten years ending December 31, 2020, significantly exceeding the performance of the S&P 500 during that same time period.

        In 2020, the Company continued to have a flexible and balanced approach to capital allocation by:

  •
  Completing two strategic acquisitions, and in December 2020 announcing the significant acquisition of MTS Systems (Nasdaq: MTSC), which closed on April 7, 2021;

  •
  Investing in excess of $275 million into new products, facilities and capabilities to fuel future growth and expansion;

  •
  Increasing the Company's quarterly dividend by 16%; and

  •
  Returning $641 million to stockholders through the repurchase of 12.0 million shares of the Company's stock.

        Amphenol's unique operating culture enabled us to continue our track record of outperformance in 2020. Despite the challenges posed by the COVID-19 pandemic and its impact on the global economy, our team continued to capitalize on our value-creating high-technology solutions and the growth trends in our markets even in times of crisis. We are encouraged by the platform of strength that has been created by the Company's strong performance amidst the unprecedented uncertainties of 2020. Our unique Amphenolian culture of entrepreneurial accountability will continue to be the core of why we are successful.

COVID-19

        The COVID-19 pandemic has caused unprecedented disruption and uncertainty. Our team is working tirelessly to support the battle against the spread of the COVID-19 virus, including in particular by taking significant measures to ensure that our employees, together with their families and the communities in which they live remain healthy and safe. In addition, we have supported our customers as they respond to

(1)
Refer to footnote 1 and accompanying text on page 33 for definitions of non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

urgent needs for a wide variety of medical equipment, to upgrade the coverage and bandwidth of communications networks and to support first responders with necessary equipment, among many other initiatives.

        The Company continues to emphasize performance through its compensation programs. Notwithstanding the unexpected and unprecedented challenges that the COVID-19 pandemic created for our management team, no structural changes were made to our core compensation programs and no adjustments were made to the financial targets under our 2020 Management Incentive Plan which were established before the crisis emerged.

Investor Outreach

        Amphenol regularly engages with key stockholders to discuss, among other items, governance issues to ensure that management and the Board understand and address issues that are important to the Company's stockholders. Through these engagements the Company has obtained valuable feedback. For example, in 2016, the Board adopted an amendment to the Company's By-Laws that, among other things, implemented "proxy access", which, subject to the requirements of the By-Laws, permits any stockholder or group of up to 20 stockholders that beneficially owns at least 3% of the Company's outstanding Common Stock continuously for three years to nominate candidates for election to the Board and to require the Company to list such nominees in the Company's proxy statement. In prior years, the Company has taken a variety of other significant actions in response to investor feedback, such as lowering the threshold to call special meetings of stockholders from 50% to 25%, declassifying the Board and providing for the annual election of directors, allowing stockholders to act by written consent and eliminating supermajority voting requirements in the Company's Certificate of Incorporation and By-Laws. In 2020, the Company has again engaged with a number of important stakeholders on a variety of topics, including various environmental, social and governance ("ESG") related topics.

Environmental, Social and Governance

        We are dedicated to building true, long-term value for our customers, employees and stockholders. We strongly believe that sustainable business practices are at the core of ensuring our success and longevity. For more information about our sustainability efforts, please visit the sustainability section of our website at https://www.amphenol.com/sustainability as well as our 2020 Sustainability Report available on our website.

2022 Annual Meeting

Deadline for stockholder proposals to be included in the proxy statement for the 2022 annual meeting of stockholders.	December 13, 2021

PROXY STATEMENT

        This proxy statement (first mailed to stockholders on or about April 12, 2021) is furnished to the holders of the Class A Common Stock, par value $.001 per share ("Common Stock"), of Amphenol Corporation (the "Company" or "Amphenol") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held in the Conference Center at the Company's Corporate Headquarters at 358 Hall Avenue, Wallingford, Connecticut 06492 (telephone (203) 265-8900) at 11:00 a.m. on Wednesday, May 19, 2021 (the "Annual Meeting").

RECORD DATE/STOCK SPLIT

        The Board of Directors of the Company (the "Board") has fixed the close of business on March 22, 2021 as the Record Date for the 2021 Annual Meeting (the "Record Date"). Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, in person or by proxy. On January 27, 2021, the Board of Directors approved a two-for-one split of the Common Stock, which was issued on March 4, 2021 to stockholders of record as of February 16, 2021. In this Proxy Statement, all references to shares of Common Stock and options to purchase shares of Common Stock reflect said two-for-one split, including tables, EPS references and annexes. At the Record Date, there were 599,356,937 shares of Common Stock outstanding.

PROXIES

        The proxy accompanying this proxy statement is solicited on behalf of the Board for use at the Annual Meeting and any postponements or adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held at the Record Date. The holders of record, present in person or by proxy, of a majority of the issued and outstanding shares of Common Stock shall constitute a quorum. Abstentions and broker non-votes are counted as present for quorum purposes.

        Shares will be voted in accordance with stockholder instructions. If a stockholder returns a signed proxy card that omits voting instructions for some or all matters to be voted on, the proxy holders will vote on all uninstructed matters in accordance with the recommendations of the Board. In addition, if a stockholder has returned a signed proxy card, the proxy holders will have, and intend to exercise, discretion to vote shares in accordance with their best judgment on any matters not identified in this proxy statement on which a vote is taken at the Annual Meeting. At present, the Company is not aware of any such matter.

        For stockholders that hold their shares through an account with a broker and do not give voting instructions on a matter, under the rules of the New York Stock Exchange, the broker is permitted to vote in its discretion only on Proposal 2 (ratification of selection of the independent public accountants) and is required to withhold its vote on each of the other proposals, the withholding of which is referred to as a "broker non-vote."

        The following table illustrates votes required, and the impact of abstentions and broker non-votes.

Proposal		Required Vote	Impact of Abstentions	Impact of Broker Non-Votes

1.	Election of directors	Votes "For" a nominee must exceed votes "Against" that nominee	No impact on outcome	Not counted as votes cast; no impact on outcome

2.	Ratification of the selection of the independent public accountants	Approval by a majority of the votes cast	No impact on outcome	Not expected; not counted as votes cast; no impact on outcome

3.	Advisory vote to approve compensation of named executive officers	Approval by a majority of the votes cast	No impact on outcome	Not counted as votes cast; no impact on outcome

4.	Approval of the Amended 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries	Approval by a majority of the votes cast	Effect of a vote "Against"	Not counted as votes cast; no impact on outcome

5.	Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock	Approval by a majority of the outstanding shares of Common Stock	Effect of a vote "Against"	Effect of a vote "Against"

6.	Stockholder proposal, if properly presented at the annual meeting	Approval by a majority of the votes cast	No impact on outcome	Not counted as votes cast; no impact on outcome

        A proxy may be revoked. For shares that are held in "street name", the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder's own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

        Votes on each of the proposals other than election of directors, the approval of the Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries and the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock are advisory and therefore not binding on the Company. However, the Board will consider the outcome of these votes in its future deliberations.

        The inspectors of election appointed for the Annual Meeting with the assistance of the Company's transfer agent, Computershare Trust Company, N.A., will tabulate the votes.

        The Company pays the cost of preparing, printing, assembling and mailing this proxy soliciting material. The Company has engaged the firm of Georgeson LLC to assist in the distribution of this Notice of 2021 Annual Meeting and Proxy Statement and will pay Georgeson LLC its out of pocket expenses for such services. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. Georgeson LLC has also been retained to assist in soliciting proxies for a fee not expected to exceed $10,000, plus distribution costs and other costs and expenses. Proxies may also be solicited from some stockholders personally, by mail, e-mail, telephone or other means of communication by the Company's directors, officers and regular employees who are not specifically employed for proxy solicitation purposes and who will not receive any additional compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Listed in the following table are those stockholders known to Amphenol to be the beneficial owners of more than five percent of the Company's Common Stock as of December 31, 2020.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	64,587,088	(1)	10.8%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	45,708,958	(2)	7.6%
FMR LLC 245 Summer Street Boston, MA 02210	43,342,710	(3)	7.2%

(1)
The Schedule 13G filed by such beneficial owner on February 10, 2021 for the year ended December 31, 2020 indicates that it has (i) sole voting power over 0 shares, (ii) shared voting power over 1,070,084 shares, (iii) sole dispositive power over 61,919,398 shares and (iv) shared dispositive power over 2,667,690 shares.

(2)
The Schedule 13G filed by such beneficial owner on January 29, 2021 for the year ended December 31, 2020 indicates that it has (i) sole voting power over 38,705,382 shares, (ii) shared voting power over 0 shares, (iii) sole dispositive power over 45,708,958 shares and (iv) shared dispositive power over 0 shares.

(3)
The Schedule 13G filed by such beneficial owner on February 8, 2021 for the year ended December 31, 2020 indicates that it has (i) sole voting power over 7,787,356 shares, (ii) shared voting power over 0 shares, (iii) sole dispositive power over 43,342,710 shares and (iv) shared dispositive power over 0 shares.

 SECURITY OWNERSHIP OF MANAGEMENT

        Set forth below is certain information with respect to beneficial ownership of the Company's Common Stock as of April 1, 2021 by each director, the named executive officers (listed in the Summary Compensation Table on page 39) and by all executive officers and directors of the Company as a group. Except as otherwise noted, the individuals listed in the table below have the sole power to vote or transfer the shares reflected in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Martin Booker	954,000(1)	*
Stanley L. Clark	74,614(2)(3)	*
John D. Craig	13,714(2)	*
William Doherty	429,600(1)	*
David P. Falck	37,410(2)	*
Yaobin Gu	780,400(1)	*
Edward G. Jepsen	484,334(2)	*
Craig A. Lampo	1,575,800(1)	*
Rita S. Lane	2,436(2)	*
Robert A. Livingston	22,214(2)	*
Martin H. Loeffler	951,666(2)	*
R. Adam Norwitt	6,566,326(4)	1.1%
Anne Clarke Wolff	10,590(2)	*
All executive officers and directors of the Company as a group (18 persons)	14,885,716	2.5%

*
Less than one percent.

(1)
The share ownership amounts in this table include 1,456,800, 429,600, 952,800 and 778,400 shares, which are not owned by Messrs. Lampo, Doherty, Booker and Gu, respectively, but which would be issuable upon the exercise of stock options pursuant to the 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries and/or the 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries which are exercisable or would be exercisable within 60 days of April 1, 2021. With respect to Mr. Lampo, this table also includes 119,000 shares, of which 101,274 shares are held directly and 17,726 shares are held in trusts over which he has sole voting power. This table also includes 1,200 shares owned directly by Mr. Booker's spouse and 2,000 shares held directly by Mr. Gu.

(2)
The share ownership amounts in this table include 71,066, 10,166, 33,862, 480,786, 18,666 and 7,042, shares which are owned directly by Messrs. Clark, Craig, Falck, Jepsen, Livingston and Ms. Wolff, respectively; and 948,118 shares which are held in trusts over which Mr. Loeffler has sole voting power. Of the 10,166 shares owned by Mr. Craig reflected in this table, 328 are owned by his spouse. This table also includes 3,548 shares of restricted stock owned by each of Messrs. Clark, Craig, Falck, Jepsen, Livingston, Loeffler and Ms. Wolff, and 2,436 shares of restricted stock owned by Ms. Lane, all of which vest within 60 days of April 1, 2021.

(3)
The share ownership amounts for Mr. Clark reflected in this table do not include any shares of the Company's Common Stock which may be issued pursuant to the Amphenol Corporation Directors' Deferred Compensation Plan (the "Directors' Deferred Compensation Plan") described under the caption "Director Compensation for the 2020 Fiscal Year" beginning on page 18. Mr. Clark was appointed to the Board on January 27, 2005 and the cumulative balance in his Directors' Deferred Compensation Plan account as of April 1, 2021, including credit for dividends, is 35,791 unit shares. Commencing with the fourth quarter 2009, Mr. Clark elected to receive his quarterly director's fees in cash in lieu of shares. As long as the election to receive quarterly director's fees in cash in lieu of shares continues, the cumulative balance in Mr. Clark's Director's Deferred Compensation Plan account will only increase by the number of shares credited for dividends.

(4)
The share ownership amounts for Mr. Norwitt in this table include 482,424 shares owned directly by Mr. Norwitt, 467,902 shares which are held in trusts over which he has sole voting power and 5,616,000 shares which are not owned by Mr. Norwitt but which would be issuable upon the exercise of stock options pursuant to the 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries and the 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries, which are exercisable or would be exercisable within 60 days of April 1, 2021.

DELINQUENT SECTION 16(A) REPORTS

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and any persons who own more than 10% of the Common Stock, file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission ("SEC") and furnish the Company with copies of all forms they file pursuant to Section 16(a). As a practical matter, the Company seeks to assist its directors and officers by monitoring transactions and completing and filing reports on their behalf.

        Based solely upon a review of the filings with the SEC and written representations from directors and executive officers that no other reports were required, the Company believes that all executive officers and directors of the Company filed all required reports on a timely basis with respect to 2020, except that on June 3, 2020 a Form 4 was filed with the SEC reporting gifts by Luc Walter of 10,000 shares in the aggregate of Common Stock which were inadvertently not previously reported in 2019 and 2020.

PROPOSAL 1. ELECTION OF DIRECTORS

        The Restated Certificate of Incorporation and the By-Laws of the Company, taken together, provide for a Board consisting of not less than three or more than 15 directors. Currently, the number of directors of the Company is nine.

        Our directors are elected annually. Accordingly, action will be taken at the Annual Meeting for the re-election of nine directors: Stanley L. Clark, John D. Craig, David P. Falck, Edward G. Jepsen, Rita S. Lane, Robert A. Livingston, Martin H. Loeffler, R. Adam Norwitt and Anne Clarke Wolff for a term of one year that will expire at the 2022 Annual Meeting.

        It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of each director nominee, except in cases of proxies bearing contrary instructions. In the event that any of these nominees should become unavailable for election for any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

        Information regarding each director nominee, including individual experience, qualifications, attributes and skills that led the Board to conclude that the director should serve on the Board, is set forth below. The Company's goal is to assemble a Board that works together and with management to deliver long-term shareholder value. The Company believes that the nominees and directors set forth below, each of whom is currently a director of the Company, possess the skills and experience necessary to guide the

Company in the best interests of its stockholders. The Company's current Board consists of individuals with proven records of success in their chosen professions and with the Company. They all have high integrity and keen intellect. They are collegial yet independent in their thinking, and have demonstrated the willingness to make the time commitment necessary to be informed about the Company and its relevant industry, including its customers, suppliers, competitors, stockholders and management. Members of the Board also have extensive experience in leadership, the management of public companies, risk assessment and management, accounting and finance, capital markets, sustainability, mergers and acquisitions, supply chain, technology and global business practices and operations.

        The following information details offices held and other business directorships of public companies during the past five years of each of the proposed director nominees. Beneficial ownership of equity securities of the current directors and the proposed director nominees is shown under the caption Security Ownership of Management on page 5.

DIRECTOR NOMINEES

Stanley L. Clark	Mr. Clark, age 77, has been a Director since 2005. Mr. Clark is the former Lead Trustee and Senior Advisor of Goodrich, LLC, where he also served as chief executive officer and trustee from 2001 until 2014. This role has provided him excellent insight into a broad range of markets and investment perspectives as well as financial analysis. He gained significant experience in general management of a complex manufacturing organization as chief executive officer of Simplex Time Recorder Company from 1998 to 2001 and director from 1996 to 2001, chief operating officer from 1996 to 1998 and group vice president from 1994 to 1996. Prior to working at Simplex Time Recorder Company, he held various positions with Raytheon Company over a period of 17 years, including service as the corporate group vice president for the commercial electronics group and as a director of New Japan Radio Company, a joint venture between Raytheon Company and Japan Radio. Mr. Clark also served four years in the United States Navy. He brings to the Board international experience as well as an understanding of the aerospace and defense industry, important markets for the Company. Mr. Clark is Chairman of the Compensation Committee and is a member of the Nominating/Corporate Governance Committee and the Pension Committee.
John D. Craig

Mr. Craig, age 69, has been a Director since 2017. Mr. Craig served as the Chief Executive Officer of EnerSys from 2000 to 2016 and also served as its President from 2000 to 2014. From 1998 to 2000, Mr. Craig served as the president and chief operating officer of Yuasa Inc., the predecessor company to EnerSys. He joined Yuasa in 1994 as its vice president of operations and was promoted to executive vice president of operations in 1995. In 2000, he led the management buy-out of the Americas industrial battery business from Yuasa Corporation of Japan, which resulted in the creation of EnerSys. From 1994 until his retirement, Mr. Craig oversaw the acquisition and integration of 39 companies in all regions of the world. He led the IPO of EnerSys in 2004. Mr. Craig began his professional career as an engineer with Whirlpool Corporation in 1977. He served as the chairman of EnerSys from 2000 until 2016 and served as its director from 2000 to 2016. Mr. Craig brings to the Board his extensive experience leading a global manufacturing company, together with his deep exposure to many of the Company's end markets as well as a well-developed expertise in mergers and acquisitions. Mr. Craig is Chairman of the Executive Committee and is a member of the Compensation Committee and the Pension Committee.

David P. Falck

Mr. Falck, age 68, has been a Director since 2013. Mr. Falck has more than 40 years of experience as a legal advisor to public and private companies. From 2009 to 2017, Mr. Falck was Executive Vice President and General Counsel of Pinnacle West Capital Corporation and its primary subsidiary, Arizona Public Service Company where he had responsibility for the company's legal affairs and corporate secretary functions. He continued as Executive Vice President, Law, through April 2018. From 2007 to 2009, he was senior vice president, law for New Jersey-based Public Service Enterprise Group Inc. and served as a member of its executive group. From 1987 to 2007, Mr. Falck was a partner in the New York office of Pillsbury Winthrop Shaw Pittman LLP where he provided strategic advice for a range of clients in the manufacturing, energy and telecommunications industries in the U.S. and abroad, including the Company. His well-developed legal and financial acumen bring great value to the Company, in particular with respect to corporate governance, mergers and acquisitions, financing, compliance, and legal matters. Mr. Falck is Chairman of the Nominating/Corporate Governance Committee and is a member of the Audit Committee and the Compensation Committee. Mr. Falck also serves as the Board's Presiding Director.

Edward G. Jepsen

Mr. Jepsen, age 77, has been a Director since 2005. Mr. Jepsen also served as a Director of the Company from 1989 through 1997. Mr. Jepsen has been Chairman and Chief Executive Officer of Coburn Technologies, Inc., a manufacturer and marketer of lens processing systems and equipment for the ophthalmic industry, since December 2010. Mr. Jepsen was employed as a non-executive Advisor to the Company from 2005 through his retirement in 2006. He was executive vice president and chief financial officer of the Company from 1989 through 2004. During his time as chief financial officer of the Company, Mr. Jepsen gained a deep familiarity with the operations, markets, technologies and other business matters of the Company, and in particular a comprehensive understanding of the Company related to accounting, auditing and controls. In addition, Mr. Jepsen brings to the Board significant experience in public accounting and auditing acquired as a partner at PricewaterhouseCoopers LLP prior to joining the Company. Mr. Jepsen is Chairman of the Audit Committee and is a member of the Executive Committee and the Pension Committee. In the past five years, but not currently, Mr. Jepsen also served as a director and chairman of the audit and finance committee and member of the nominating/corporate governance committee of ITC Holdings Corp.

Rita S. Lane

Ms. Lane, age 58, has been a Director since 2020. Ms. Lane retired from Apple Inc. in 2014 where she had served as Vice President of Operations and oversaw the launch of the iPad® and manufacturing of the Mac® Desktop & Accessories product lines. From 2006 until 2008, Ms. Lane was Senior Vice President Integrated Supply Chain / Chief Procurement Officer at Motorola, Inc. Prior to working at Motorola, Ms. Lane held various senior-level operations roles at IBM for more than 10 years. Ms. Lane also served for five years as a Captain in the United States Air Force. She is a director of L3Harris Technologies, Inc., Sanmina Corporation and Signify B.V. Ms. Lane brings to the Board her international experience building and leading global hardware operations and supply chain teams for Fortune 100 companies.

Robert A. Livingston

Mr. Livingston, age 67, has been a Director since 2018. Mr. Livingston served as the President and Chief Executive Officer of Dover Corporation from 2008 through 2018 and also served as its Chief Operating Officer in 2008. From 2007 to 2008, Mr. Livingston served as the president and chief executive officer of Dover Engineered Systems, Inc, and served as the president and CEO of Dover Electronics, Inc. from 2004 to 2007. He also served as the president of Vectron International Inc. in 2004. Mr. Livingston brings to the Board, among other things, a successful track record leading a large, publicly-traded U.S. multi-national company, together with his extensive experience in manufacturing, mergers and acquisitions and finance. Mr. Livingston is a member of the Audit Committee, the Compensation Committee and the Executive Committee. Mr. Livingston also currently serves as Director and member of the compensation committee and the executive committee of RPM International Inc. In the past five years, but not currently, Mr. Livingston served as director of Dover Corporation.

Martin H. Loeffler

Mr. Loeffler, age 76, has been a Director since 1987 and Chairman of the Board since 1997. He had been an employee of the Company for 37 years when he retired in December 2010. He was executive chairman of the Company from 2009 to 2010, chief executive officer of the Company from 1996 to 2008 and president of the Company from 1987 to 2007. Prior to assuming the position of president, he oversaw the Company's international operations, and prior to that served in general management and operations roles in several European countries. He has a technology background with a PhD in physics and experience as a researcher in the field of semiconductors. His leadership, market knowledge, technology background, international and other business experience are of tremendous value to the Company.

R. Adam Norwitt

Mr. Norwitt, age 51, has been a Director since 2009, and an employee of the Company or its subsidiaries for approximately 22 years. He has been President since 2007 and Chief Executive Officer since 2009. Mr. Norwitt was chief operating officer of the Company from 2007 through 2008. He was senior vice president and group general manager, worldwide RF and microwave products division of the Company during 2006 and vice president and group general manager, worldwide RF and microwave products division of the Company from 2004 until 2006. Prior thereto, Mr. Norwitt served as group general manager, general manager and business development manager with various operating groups in the Company, including approximately five years resident in Asia. Mr. Norwitt has a juris doctor degree and trained as a corporate lawyer prior to joining the Company. He also has an MBA degree. He has studied in the United States, Taiwan, China and France. His vision, leadership, market knowledge, merger and acquisition experience, international exposure and other business experience, including his more than 12 years as our chief executive officer, are of significant value to the Company.

Anne Clarke Wolff

Ms. Wolff, age 55, has been a Director since 2018. Ms. Wolff was a Managing Director at Bank of America from 2011 until 2020 and was most recently Chairman Global Corporate and Investment Banking. Prior to that, from 2009 to 2011, Ms. Wolff held senior positions at JP Morgan Chase & Company and from 1998 to 2009 at Citigroup. Ms. Wolff began her career at Salomon Brothers, where she held positions of increasing responsibility from 1989 to 1998. Ms. Wolff has significant experience with global issues acquired through her work with a broad array of international clients together with her oversight of an extensive global organization. Her deep experience in banking and corporate finance, in particular with respect to all aspects of capital structure and deployment, including mergers and acquisitions, is extremely valuable to the Company. Ms. Wolff is Chairman of the Pension Committee and a member of the Audit Committee and the Nominating/Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS AND THE COMMITTEES OF THE BOARD

Governance Principles

        Amphenol's Corporate Governance Principles meet or exceed the Listing Standards of the New York Stock Exchange (the "NYSE Listing Standards"), including guidelines for determining director independence and reporting concerns to non-employee directors and the Audit Committee. The Company's most current Governance Principles, the Code of Business Conduct and Ethics and the Charters of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee are reviewed at least annually and revised as warranted. Amphenol's Code of Business Conduct and Ethics applies to all employees, directors and officers of the Company and its subsidiaries.

        The Company posts the following documents on its website at www.amphenol.com under the heading "Investors", then "Governance", and then "Governance Documents":

  Code of Business Conduct and Ethics
  Corporate Governance Principles
  Global Human Rights Policy
  Political Activity Statement
  Stock Ownership Guidelines—Directors
  Stock Ownership Guidelines—Executives

        The Company posts the following charters for its board committees on its website at www.amphenol.com under the heading "Investors", then "Governance", and then "Board of Directors":

  Audit Committee Charter
  Compensation Committee Charter
  Executive Committee Charter
  Nominating/Corporate Governance Committee Charter
  Pension Committee Charter

        A printed copy of any of these documents will be provided to any stockholder of the Company free of charge upon written request to the Company, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492.

Director Independence

        The Board has adopted the definition of "independent director" set forth in the NYSE Listing Standards to assist it in making determinations of independence. In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination.

        At the time, the Board considered Ms. Wolff's then role as Chairman Global Corporate and Investment Banking at Bank of America ("BofA") and the Company's current financial relationships with BofA, including BofA's role as a lender under the Company's revolving credit facility, participation as an underwriter on certain of the Company's debt offerings and provider of traditional banking services including cash management and trading, and determined that these relationships did not impair her independence. Ms. Wolff is no longer affiliated with BofA. The Board has determined that all of the directors are independent of the Company and its management with the exception of Mr. Norwitt who is considered an inside director because of his current employment with the Company.

Leadership Structure

        Mr. Loeffler is Chairman of the Board and Mr. Falck is the Board's Presiding Director. As Presiding Director, Mr. Falck has the authority to call, schedule and chair executive sessions of the independent directors. After each Board meeting and executive session the Chairman and Presiding Director communicate with the Chief Executive Officer to provide feedback and to effectuate the decisions and recommendations of the directors.

        The Board of Directors has determined that at the present time, its current leadership structure, including a Presiding Director, a Chairman of the Board who retired from employment with the Company in 2010 after 37 years of service and a Chief Executive Officer who is an inside director, is appropriate and allows the Board to fulfill its duties effectively and efficiently based on the Company's current needs. The Presiding Director and independent Chairman of the Board provide a means for the Board to effectively operate independently of the Company's management as necessary or desirable. This structure also allows the Board to draw upon the skills and extensive experience of a Chairman, who can ensure that the other directors' attention is devoted to the issues of greatest importance to the Company and its stockholders, while permitting the Chief Executive Officer to continue to set the strategic direction and drive the ongoing business operations and finances of the Company, all in consultation with the Board of Directors.

Board of Directors Summary Information

        The following table sets forth basic information about the current structure of the Board including summary information for the nominees to the Board.

Committee Memberships
Name	Director Tenure	Independent	Audit Committee	Compensation Committee	Executive Committee	Nominating/ Corporate Governance Committee	Pension Committee	Current Service on Other Public Company Boards

Martin H. Loeffler (Chairman)	Since 1987	X

Stanley L. Clark	Since 2005	X		Chair		X	X

John D. Craig	Since 2017	X		X	Chair		X

David P. Falck (Presiding Director)	Since 2013	X	X	X		Chair

Edward G. Jepsen	1989-1997 Since 2005	X	Chair *		X		X

Rita S. Lane	Since 2020	X						L3Harris Technologies Sanmina Corporation Signify N.V.

Robert A. Livingston	Since 2018	X	X*	X	X			RPM International Inc.

R. Adam Norwitt	Since 2009

Anne Clarke Wolff	Since 2018	X	X*			X	Chair

*
Financial Expert

Committees

        The Board has five standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Pension Committee and the Nominating/Corporate Governance Committee. The Board has determined that all the members of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee are independent and satisfy the relevant SEC and the New York Stock Exchange independence requirements for the members of such committees. The Board has determined that all members of the Executive Committee and the Pension Committee are independent.

        Audit Committee.     The Audit Committee operates under a written charter adopted by the Board. As described more fully in its charter, the principal oversight duties of the Audit Committee include the following: (1) review reports on the evaluation of the Company's internal controls for financial reporting and the Company's annual audited and quarterly unaudited financial statements and related disclosures therein under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (2) review the Company's earnings press releases; (3) select, engage, evaluate and replace, if deemed necessary, the independent auditors and approve all audit engagement fees and terms and pre-approve all permissible tax and other non-audit services; (4) review the qualifications, performance and independence of the Company's independent auditors; (5) review and approve the scope of the annual audit of the Company's financial statements; (6) review the scope and coverage of the Company's internal audit plan; (7) review the results of internal audits and the procedures for maintaining internal controls; (8) review the integrity of the Company's financial reporting processes and the selection and quality of the Company's accounting principles; (9) review critical accounting principles and practices and applicable legal and regulatory standards and principles and their effect on the financial statements of the Company; (10) review significant audit issues identified by the Company's internal audit function or the Company's independent auditors and the Company's responses thereto; (11) review accounting adjustments noted or proposed by the Company's independent auditors, reports on the Company's internal controls, and material written communications with the independent auditors; (12) review and discuss the Company's guidelines and policies for risk assessment and management; (13) assist the Board in fulfilling its responsibility for oversight of cybersecurity-related matters; (14) establish Company hiring policies for employees of the Company's independent auditors; (15) establish procedures for the receipt, retention and treatment of employee concerns regarding questionable accounting or auditing matters; and (16) sustain a constructive dialogue with the independent auditors about significant matters relevant to the audit of the financial statements of the Company and of internal control over financial reporting, including communications regarding critical audit matters expected to be described in the auditor's report. See also Report of the Audit Committee on page 24. The Audit Committee conducts an annual performance self-evaluation, the results of which it reports to the Board. The members of the Audit Committee are David P. Falck, Edward G. Jepsen (Chairman), Robert A. Livingston and Anne Clarke Wolff, each of whom is an independent director as defined under the NYSE Listing Standards. The Board of Directors has determined that Messrs. Jepsen and Livingston and Ms. Wolff are audit committee financial experts as defined by the applicable rules of the SEC and the NYSE Listing Standards, and that each of the members of the Audit Committee is sufficiently proficient in reading and understanding the Company's financial statements to serve on the Audit Committee.

        Compensation Committee.     The Compensation Committee establishes the principles related to the compensation programs of the Company. It approves compensation guidelines, reviews the role and performance of executive officers and key management employees of the Company and its subsidiaries, approves the base compensation, incentive plan target and award and the allocation of stock option awards, if any, for the Chief Executive Officer and reviews and approves the recommendations of the Chief Executive Officer for base compensation and adjustments in base compensation, incentive plan targets and allocations and stock option awards, if any, for the direct reports to the Chief Executive Officer as well as the Company's other top 20 most highly compensated employees. See also the Compensation Discussion and Analysis on page 27 and the Compensation Committee Report on page 38. The Compensation Committee also oversees the compensation of the Board. The Compensation Committee has the authority to retain and solicit the advice of compensation advisors. The Compensation Committee conducts an annual performance self-evaluation, the results of which it reports to the Board. The members of the Compensation Committee are Stanley L. Clark (Chairman), John D. Craig, David P. Falck, and Robert A. Livingston.

         Executive Committee.     The Executive Committee is empowered to exercise the powers and authority of the Board during the intervals between meetings of the Board. Notwithstanding the foregoing, the Executive Committee does not have power or authority to: (1) approve any transactions or expenditures in an amount exceeding $50 million; (2) amend the Company's Charter or Bylaws; (3) adopt an agreement or plan of merger, share exchange, or consolidation to which the Company is a party; (4) recommend to the stockholders any action that requires stockholder approval including, but not limited to, (a) the sale, lease, or exchange of all or substantially all of the Company's property or assets or (b) a dissolution of the Company or a revocation of a dissolution of the Company; (5) remove any executive officer from his or her position, or appoint any new executive officer, (6) declare a dividend or authorize the issuance of capital stock of the Company; or (7) take any other action or exercise any authority prohibited by law or the Company's Charter or Bylaws. The Executive Committee meets as necessary and all actions of the Committee are presented to the full Board at the next meeting of the Board. The Executive Committee conducts an annual performance self-evaluation, the results of which it reports to the Board. The members of the Executive Committee are John D. Craig (Chairman), Edward G. Jepsen and Robert A. Livingston.

        Nominating/Corporate Governance Committee.     The Nominating/Corporate Governance Committee's principal duties include the following: (1) assisting the Board in identifying appropriate individuals qualified to serve as directors of the Company and evaluating the qualifications of such individuals; (2) recommending to the Board for selection qualified candidates for all directorships to be filled by the Board or by the stockholders; (3) developing and recommending to the Board a set of corporate governance guidelines applicable to the Company; (4) overseeing and discussing, as necessary and appropriate, a plan for the continuity and development of senior management of the Company and (5) assisting the Board in fulfilling its oversight of relevant sustainability and corporate social responsibility policies, strategies and programs. The Nominating/Corporate Governance Committee conducts an annual performance self-evaluation, the results of which it reports to the Board. The Nominating/Corporate Governance Committee also oversees the annual evaluation of the Board. The members of the Nominating/Corporate Governance Committee are Stanley L. Clark, David P. Falck (Chairman) and Anne Clarke Wolff.

        Pension Committee.     The Pension Committee administers the Company's various defined contribution 401(k) plans and the U.S. pension plan (the "Pension Plan"—for more information on the Pension Plan, see the section entitled Pensions and Deferred Compensation beginning on page 44). The Pension Committee has oversight responsibility for funding and investments in the U.S. pension plan and consults with the Chief Financial Officer and the Treasurer of the Company at least annually and with the actuarial consultants and other advisors and the trustee and investment managers of the assets of the Company's U.S. pension plan as it deems necessary and appropriate. The Pension Committee reviews the liabilities, assets and investments of the Company's U.S. pension plan as a Committee at least semi-annually. It also ensures there is an appropriate selection of diverse investments for employees of the Company participating in the various defined contribution 401(k) plans. The Pension Committee conducts an annual performance self-evaluation, the results of which it reports to the Board. The members of the Pension Committee are Stanley L. Clark, John D. Craig, Edward G. Jepsen and Anne Clarke Wolff (Chairman).

Director Selection Process; Board Diversity

        The Nominating/Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. A stockholder may recommend any person for consideration as a nominee for director by writing to the Nominating/Corporate Governance Committee, c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, CT 06492. Recommendations must be received by December 31, 2021 to be considered for inclusion in the proxy statement for the 2022 Annual Meeting of Stockholders, and must comply with the requirements in the Company's by-laws. Recommendations must include the name and address of the stockholder making the recommendation, a representation that the stockholder is a holder of record of Common Stock, biographical information about the individual recommended and any other information the stockholder believes would be helpful to the Nominating/Corporate Governance Committee in its evaluation of the individual being recommended by the stockholder as a nominee for director.

        Potential candidates for the Board will be evaluated by the Nominating/Corporate Governance Committee on the basis of:

  •
  character, judgment, personal and professional ethics, integrity and values;

  •
  business, financial and/or other applicable experience;

  •
  familiarity with national and international issues affecting the Company's business;

  •
  depth of experience, skills and knowledge complementary to the Board and the Company's business; and

  •
  ability and willingness to devote sufficient time to effectively carry out the duties and responsibilities of a director of the Company.

        The Board believes it functions most effectively when comprised of a diverse set of members, including a healthy mix of short-, mid- and long-serving members. To that end, the Board is committed to a policy of regular refreshment and has regularly engaged a reputable international search firm to identify appropriate candidates. During the last four years, we have added four new independent members to our Board including John Craig, the retired Chief Executive Officer of Enersys, Anne Clarke Wolff, the former Chairman of Global Corporate and Investment Banking of Bank of America, Robert Livingston, the retired Chief Executive Officer of Dover Corporation and Rita Lane, the retired Vice President of Operations of Apple Inc.

        Our Board also believes that diversity includes diversity in terms of background, skills, age, experience, and expertise, as well as gender, race, ethnicity and culture. To the extent used, search firms retained by the Nominating/Corporate Governance Committee to assist in identifying qualified candidates are specifically advised to include diverse candidates from traditional and non-traditional environments, including women and minorities (e.g., the "Rooney Rule"). The Nominating/Corporate Governance Committee may also consider such other relevant factors as it deems appropriate. It will make a recommendation to the full Board as to any persons it believes should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Nominating/Corporate Governance Committee. The process for considering candidates recommended by a stockholder for Board membership will be no different than the process for candidates recommended by members of the Nominating/Corporate Governance Committee, other members of the Board or management. In connection with the identification and appointment of Mr. Craig, Ms. Wolff, Mr. Livingston and Ms. Lane, the Board engaged a reputable international search firm, and in each case considered a slate of diverse candidates. Of our nine current directors, one was born outside of the United States and one identifies as either (i) an under-represented minority (Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more Races or Ethnicities) or (ii) LGBTQ+. Two of our current directors are women.

Meetings of the Board and Committees

        During 2020 there were nine formal meetings of the Board. All directors participated in all meetings of the Board and the Committees on which they served in 2020. Directors also attended meetings as invited guests of Committees on which they did not serve. This included quarterly telephonic meetings of the Audit Committee during which quarterly results were discussed and quarterly press releases reporting operating results were reviewed and approved.

        The independent directors of the Company meet in executive session as necessary. Such private meetings are currently presided over by the Chairman of the Board, the Presiding Director, the chairman of the committee or by the director who requests the opportunity to meet in executive session.

        The full Board conducts a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The full Board meets at least annually with the Audit Committee, the Compensation Committee, the Executive Committee, the Nominating/Corporate Governance Committee and the Pension Committee to review and discuss each committee's self-evaluation, including its performance as measured against its charter and the continuing effectiveness of its charter. In particular, the Board discusses with the Nominating/Corporate Governance Committee the corporate governance guidelines that it is responsible for developing and recommending to the Board.

Risk Oversight

        The Board is actively involved in overseeing risk management for the Company. This oversight is conducted both directly and through the committees of the Board. At each regularly scheduled quarterly meeting of the Board, the Board reviews various risks facing the Company at such time.

        The Audit Committee reviews the Company's portfolio of risk with management and the Company's independent public accountants, discusses with management significant financial risks, the Company's policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor and control financial and other risk exposures. The Audit Committee also reviews the Company's internal system of audit and financial controls and the process for maintaining financial reporting controls with management and the Company's independent public accountants. The Committee also assists the Board in fulfilling its responsibility for oversight of cybersecurity-related matters, which are reviewed as appropriate at each regularly scheduled quarterly meeting of the Board.

        The Compensation Committee oversees risk management as it relates to compensation plans, policies and practices in connection with structuring the Company's executive compensation programs and incentive compensation programs for other employees. The Compensation Committee reviews with management whether the compensation programs, including the performance-based incentive plans and the stock option plans described in the section entitled Elements of Compensation Program beginning on page 29, are reasonably likely to create incentives for employees that may cause such employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. The Compensation Committee and management have concluded the Company's compensation programs are not reasonably likely to create incentives for employees that may cause such employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

        The Nominating/Corporate Governance Committee oversees risk management as it relates to executive and senior management continuity and development as well as political activity. It also assists the Board in fulfilling its oversight of relevant sustainability and corporate social responsibility policies, strategies and programs.

        The Pension Committee oversees risk management as it relates to the Company's U.S. pension plan described beginning on page 44. The Pension Committee reviews with management the forecasted liabilities of the U.S. pension plan, the actuarial assumptions used in determining those liabilities, the investments funding those anticipated obligations, the periodic performance of those investments and, as necessary, reviews and recommends revisions to the general investment policies governing the investment of the assets of such pension plan. The Pension Committee also has responsibility for ensuring there is an appropriate selection of diverse investments for those employees participating in the various defined contribution, 401(k) plans sponsored by the Company.

Human Capital Management and Culture Oversight

        The Board is actively involved in overseeing the Company's human capital management strategies and practices as well as the Company's culture. This oversight is conducted both directly and through certain of the Board's committees. At each regularly scheduled quarterly meeting, the Board reviews changes in key personnel and regularly discusses various HR-related topics with management, including the Company's Senior Vice President, Human Resources, including talent development, succession planning and culture. The Board believes that the Company's culture has been a critical component of the Company's success. The Board has primary responsibility for succession planning for the CEO. The Nominating/Corporate Governance Committee has primary responsibility for succession planning for other executives and senior management as well as their ongoing development. The Compensation Committee has primary responsibility for executive and company-wide compensation policies and programs.

        The Board emphasizes the importance of diversity, equity and inclusion; positive community and social impact; and the health, safety and well-being of the Company's employees. Particularly in connection with the COVID-19 pandemic, the Board remained informed through frequent informal updates regarding the additional actions taken by the Company to protect the physical and mental health and well-being of our employees throughout the world, including in particular those employees who work in our factories.

Director Compensation for the 2020 Fiscal Year

        The following table contains information relating to compensation of the Company's directors who are not named executive officers. The only director who is a named executive officer is Mr. Norwitt. His compensation is described in more detail in the "Summary Compensation Table" on page 39 and in the section entitled Compensation of Named Executive Officers beginning on page 33. Currently, non-employee director compensation consists solely of an annual retainer fee, a fee for the chairman of the board committee chairman fees and/or an annual grant of restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)*	Option Awards ($)(3)*	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Stanley L. Clark	100,000	160,033	n/a	n/a	n/a	n/a	260,033
John D. Craig	100,000	160,033	n/a	n/a	n/a	n/a	260,033
David P. Falck	100,000	160,033	n/a	n/a	n/a	n/a	260,033
Edward G. Jepsen	105,000	160,033	n/a	n/a	n/a	n/a	265,033
Rita S. Lane(1)	38,152	128,877	n/a	n/a	n/a	n/a	167,029
Robert A. Livingston	90,000	160,033	n/a	n/a	n/a	n/a	250,033
Martin H. Loeffler	250,000	160,033	n/a	n/a	n/a	n/a	410,033
Anne Clarke Wolff	100,000	160,033	n/a	n/a	n/a	n/a	260,033

(1)
Ms. Lane was appointed to the Board on July 29, 2020 and, accordingly, her fees and stock award were pro-rated from such date.

(2)
The grant date fair value of the 3,548 shares of restricted stock granted to each of Messrs. Clark, Craig, Falck, Jepsen, Livingston, Loeffler and Ms. Wolff on May 21, 2020 was $160,033 computed in accordance with FASB ASC Topic 718. The grant date fair value of the 2,436 shares of restricted stock granted to Ms. Lane was $128,877 computed in accordance with FASB ASC Topic 718. Unless the date of the Annual Meeting is postponed, which is not currently expected, the restricted stock awards granted to each of the directors indicated in the table above will become fully vested on May 18, 2021.

(3)
Option awards have not been part of our director compensation program since 2012. As of December 31, 2020, no director option awards were outstanding.

(4)
The Company does not have a non-equity incentive plan applicable to its non-employee directors.

(5)
The Company does not have a pension plan program applicable to its non-employee directors. Directors who are current or former employees participate in the Company's Pension Plan (described beginning on page 44) as employees. Messrs. Loeffler and Jepsen participated in the Pension Plan during their prior employment with the Company. Upon retirement, their pension benefits were fixed, and they are no longer accruing any additional benefits under the Pension Plan.

(6)
The Company does not have any other compensation programs for its non-employee directors nor did it provide any other benefits which could be deemed to be compensation for their service.

*
As of December 31, 2020, for each director who is not a named executive officer, the aggregate number of restricted stock awards, the aggregate number of shares issuable pursuant to the Director's Deferred Compensation Plan and the aggregate number of option awards outstanding is represented in the table below. The Director's Deferred Compensation Plan allows each non-employee director to elect to defer payment of their fees to a future date with the ultimate payment in cash or Common Stock subject to the prior election of each director. Currently, each non-employee director has elected to receive fees in cash as earned. As of December 31, 2020, the aggregate number of shares issuable to each of the directors for fees earned during and prior to 2020 is represented in the table immediately below.

	Number of Outstanding Shares of Restricted Stock (As of 12/31/20)
		Number of Shares Issuable Pursuant to Directors' Deferred Compensation Plan (As of 12/31/20)	Number of Outstanding Stock Options (As of 12/31/20)
Name			Vested	Unvested

Stanley L. Clark	3,548	35,646	0	0

John D. Craig	3,548	0	0	0

David P. Falck	3,548	0	0	0

Edward G. Jepsen	3,548	0	0	0

Rita S. Lane	2,436	0	0	0

Robert A. Livingston	3,548	0	0	0

Martin H. Loeffler	3,548	0	0	0

Anne Clarke Wolff	3,548	0	0	0

        In October 2018, in connection with its ongoing review of Board compensation, the Board adopted changes to the fee amounts earned by the directors. Commencing in January 2019, (i) the annual retainer fee was increased from $80,000 per year to $90,000 per year, (ii) the retainer fee for the Chairman of the Board was increased from $180,000 per year to $250,000 per year, (iii) the additional retainer fee for the Audit Committee Chairman was increased from $12,000 per year to $15,000 per year, (iv) the additional retainer fee for the chairpersons of the other committees of the Board was increased from $8,000 per year to $10,000 per year; and (v) the value of the annual grants of restricted stock awarded to the directors was increased from approximately $140,000 to approximately $160,000. In connection with such changes, the Nominating/Corporate Governance Committee, in conjunction with the Compensation Committee, retained Meridian Compensation Partners, LLC ("Meridian"), an independent compensation consultant, to provide market data for director compensation at companies similar in size to Amphenol. Meridian also confirmed the final decision was generally aligned with market practice. For more information on Meridian, see the section entitled Role of Compensation Consultant in Compensation Decisions in the Compensation Discussion and Analysis section.

        The 2012 Directors Restricted Stock Plan of Amphenol Corporation (the "Directors Restricted Stock Plan") provides annual grants of restricted stock to the non-employee directors on the first business day after each annual meeting of stockholders and interim pro-rated grants for non-employee directors not initially elected at a regular meeting of the Company's stockholders. On the grant date, each non-employee director will be awarded shares of Common Stock subject to the restrictions and conditions in the Directors Restricted Stock Plan. In 2020, the number of shares granted as annual grants was determined by dividing $160,000 by the closing price for the Common Stock on the grant date and rounding up to the next whole share amount. The closing price of the Common Stock on May 21, 2020 was $45.10. Ms. Lane was

appointed to the Board on July 29, 2020 and, accordingly, her restricted stock award was pro-rated. The closing price of the Common Stock on July 29, 2020 was $52.92.

        Going forward, the Compensation Committee will monitor and make recommendations to the Company and to the Board regarding the annual retainer fee, committee fees and equity compensation elements of the directors' compensation program to ensure that total director compensation is fair and reasonable and competitive for the purpose of attracting and retaining qualified directors. The Board believes that the equity compensation element of the directors' compensation program enables share ownership by directors further aligning their financial interests consistent with their oversight role for the Company.

Communications with the Board of Directors

        Stockholders and other interested parties may communicate directly with members of the Board of Directors c/o Secretary, Amphenol Corporation, 358 Hall Avenue, Wallingford, CT 06492. All communications will be promptly forwarded to the appropriate directors for their review, except that the Board has instructed the Secretary not to forward solicitations, bulk mail or communications that address improper or irrelevant topics or requests for general information.

Board Member Attendance at Annual Meeting of Stockholders

        In each of the last ten years, more than 85% of outstanding shares of Common Stock have been voted by proxy and no more than five non-employee stockholders (representing only a nominal number of shares) have personally attended any of the Company's Annual Meetings of Stockholders. Accordingly, the Company does not require members of the Board to attend the Annual Meeting of Stockholders. The only then current Board member who attended the 2020 Annual Meeting of Stockholders was Mr. Norwitt, as President and Chief Executive Officer.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Principal Occupation and Other Information
Martin W. Booker Age 62	Vice President of the Company since 2015, and Group General Manager, Industrial Products Group of the Company since 2014. He was general manager of the industrial operations division of the Company from 2000 to 2014. He does not serve on the board of directors of any public company. Mr. Booker has been an employee of the Company for approximately 21 years.
Lance E. D'Amico Age 52

Senior Vice President since 2019 and Secretary and General Counsel of the Company since 2016. From 2014 to 2016, he was executive vice president, chief administrative officer and general counsel at UTi Worldwide Inc. and from 2006 to 2014 he was senior vice president and general counsel at such company. Prior to that he served for six years as general counsel and executive vice president at Element K Corporation. In addition, prior to that he was an associate for six years at the law firm of Cravath, Swaine & Moore. He does not serve on the board of directors of any public company. Mr. D'Amico has been an employee of the Company for approximately five years.

William J. Doherty Age 56

Senior Vice President since 2018 and Group General Manager Information Communications and Commercial Products Group of the Company since 2017. Mr. Doherty was vice president from 2016 to 2017 and group general manager, IT communications products group of the Company from 2015 to 2016. He was general manager of the high-speed products division of the Company from 2012 to 2014 and general manager of the backplane connectors division from 2007 to 2012. Mr. Doherty was employed for approximately three years by the connection systems division of Teradyne, Inc., which was acquired by Amphenol in 2005. He does not serve on the board of directors of any public company. Mr. Doherty has been an employee of the Company or businesses acquired by the Company for approximately 18 years.

Name and Age	Principal Occupation and Other Information
Dietrich Ehrmanntraut Age 61

Vice President since 2017 and Group General Manager, Automotive Products Group of the Company since 2015. From 2014 to 2015, he was Managing Director and COO of AEG Power Solutions. Prior to that, he served in various roles at Yazaki, including as CEO of Yazaki of North America Inc. from 2010 to 2014. He does not serve on the board of directors of any public company. Mr. Ehrmanntraut has been an employee of the Company for approximately six years.

Jean-Luc Gavelle Age 60

Senior Vice President since 2020 and Group General Manager, Interconnect and Sensor Systems Group of the Company since 2014. Mr. Gavelle was vice president from 2014 to 2019. From 2012 to 2014, he was CEO of the Connection Technologies/Souriau-Sunbank Division of Esterline Corporation. Prior to that he served in various executive roles at Huber+Suhner AG for 13 years, including as COO. He does not serve on the board of directors of any public company. Mr. Gavelle has been an employee of the Company for approximately seven years.

Yaobin (Richard) Gu Age 53

Vice President since 2017 and Group General Manager, Mobile Consumer Products Group of the Company since 2016. He was general manager Shanghai Amphenol Airwave Electronics Co. Ltd. from 2012 to 2015 and served in a variety of sales, business development and management roles for that unit from 2004 to 2011. He does not serve on the board of directors of any public company. Mr. Gu has been an employee of the Company for approximately 17 years.

Craig A. Lampo Age 51

Senior Vice President and Chief Financial Officer of the Company since 2015. Mr. Lampo was vice president and controller of the Company from 2004 to 2015. He was treasurer from 2004 through 2006. Mr. Lampo was a senior audit manager with Deloitte & Touche LLP from 2002 to 2004. He was an employee of Arthur Andersen LLP from 1993 to 2002. He does not serve on the board of directors of any public company. Mr. Lampo has been an employee of the Company for approximately 17 years.

Name and Age	Principal Occupation and Other Information
David Silverman Age 43

Senior Vice President, Human Resources of the Company since 2019, vice president human resources from 2014 to 2018 and senior director, human resources from 2013 to 2014. He was general manager of the Amphenol Alden operating unit from 2010 to 2013. Mr. Silverman was corporate business development manager of the Company from 2007 to 2010. He does not serve on the board of directors of any public company. Mr. Silverman has been an employee of the Company for approximately 14 years.

Luc Walter Age 62

Senior Vice President of the Company since 2004 and Group General Manager, Military and Aerospace Operations Group of the Company since 2016. Mr. Walter was group general manager, international military, aerospace and industrial operations group of the Company from 2004 to 2015. He was director, European military & aerospace operations from 2000 to 2003. He does not serve on the board of directors of any public company. Mr. Walter has been an employee of the Company or its subsidiaries for approximately 37 years.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has undertaken a review of its charter, practices and procedures in order to assure continuing compliance with the provisions of the Sarbanes-Oxley Act of 2002 and related regulatory requirements promulgated by the SEC and the NYSE. Following that review, the Audit Committee confirmed its charter, practices and procedures. The Audit Committee Charter is available on the Company's website at www.amphenol.com by clicking on the heading "Investors", then "Governance", then "Board of Directors", then "Audit Committee Charter" or by entering the URL https://www.amphenol.com/docs/audit-committee-charter into your web browser's address bar. In addition, a printed copy of the most current Audit Committee Charter will also be provided to any stockholder free of charge upon written request to Amphenol Corporation, Secretary, 358 Hall Avenue, Wallingford, Connecticut 06492.

        The Audit Committee reports as follows:

  1.
  The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2020 with Company management, which has primary responsibility for establishing and maintaining adequate internal financial controls, preparing the Company's quarterly and annual financial statements and for the Company's public reporting process, and with Deloitte & Touche LLP, the Company's independent public accountants for 2020, which is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles and its own assessment of the Company's internal control over financial reporting.

  2.
  The Audit Committee has discussed with Deloitte & Touche LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

  3.
  The Audit Committee has received the letter and written disclosures from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant's communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP that firm's independence. The Audit Committee has also determined that Deloitte & Touche LLP's provision of audit and non-audit services to the Company is compatible with that firm's independence.

  4.
  Based on the review and discussions referred to above, the Audit Committee has recommended to the Board and the Company that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The Audit Committee has also selected Deloitte & Touche LLP as independent public accountants of the Company for fiscal year 2021.

Audit Committee Edward G. Jepsen, Chairman David P. Falck Robert A. Livingston Anne Clarke Wolff

AUDIT AND NON-AUDIT FEES

        Fees billed to the Company by Deloitte & Touche LLP, our independent auditor, for services rendered in 2020 and 2019 were as follows:

Type of Fees	2020	2019
	($ in thousands)
Audit Fees	$5,562	$5,796
Audit-Related Fees(1)	100	191
Tax Fees(2)	186	93
All Other Fees(3)	245	115

Total	$6,094	$6,195

(1)
"Audit-Related Fees" in 2020 and 2019 primarily include fees related to our acquisitions.

(2)
"Tax Fees" in 2020 and 2019 are fees for tax compliance, tax advice and tax planning primarily related to certain international tax matters.

(3)
"All Other Fees" are fees for any services not included in the first three categories and primarily reflect fees related to the Company's bond offerings.

PRE-APPROVAL OF AUDITOR SERVICES

        The Audit Committee has adopted and implemented approval policies and procedures related to the provision of permissible audit, audit-related, tax and other non-audit services by the Company's independent public accountants. Under these procedures, the Audit Committee has pre-approved the use of the independent public accountants for specific types of services. These specific types of services include, but are not limited to, instances where total fees are not expected to exceed $25,000 plus reimbursable expenses in connection with audits, services provided in connection with audits, merger and acquisition due diligence, tax services, internal control reviews and reviews of employee benefit plans. The Audit Committee has elected to delegate pre-approval authority to the Chairman of the Audit Committee. All engagements performed by the Company's independent public accountants are to be reported to the Audit Committee on no less frequently than a quarterly basis. Any permitted services by Deloitte where the estimated cost of such services is expected to exceed $25,000 for any given project must be pre-approved by the Audit Committee or the Chairman of the Audit Committee to ensure compatibility with maintaining the accountants' independence. In 2020, all fees for permitted services were pre-approved in accordance with these policies.

HIRING RESTRICTIONS ON FORMER EMPLOYEES OF AUDITOR

        The Audit Committee has also reviewed and confirmed Company policies and procedures imposing restrictions on the hiring of certain individuals employed by or formerly employed by the Company's independent public accountants including any employee or former employee of the Company's independent public accountants who currently has or who has previously had any responsibility for the performance of any audit work for the Company or any involvement with the certification of the Company's financial statements.

 PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has considered the performance and qualifications of Deloitte & Touche LLP and has selected Deloitte & Touche LLP to act as independent public accountants to examine the financial statements of the Company for the current fiscal year. Deloitte & Touche LLP has acted as independent public accountants for the Company since 1997, and the Audit Committee and management have considered and believe it desirable and in the best interests of the Company to continue the engagement of that firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives are expected to have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        If the selection of Deloitte & Touche LLP is not ratified by an affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee will review its future selection of independent public accountants in light of that result.

        The Board is asking stockholders to approve the following advisory resolution at the 2021 Annual Meeting:

        RESOLVED, that the selection by the Audit Committee of the Board of Directors of the firm of Deloitte & Touche LLP as independent public accountants for the Company for the year 2021 is hereby RATIFIED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION FOR RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

 COMPENSATION DISCUSSION & ANALYSIS

        Overview of Compensation.     The Compensation Committee of the Board (referred to in this Compensation Discussion & Analysis as the "Committee") has responsibility for establishing, implementing and continually monitoring adherence with the Company's compensation philosophy and guidelines. A primary goal of the compensation philosophy and these guidelines is to align the interests of management with the stockholders to drive shareholder value through performance. The Committee strives to ensure that the total compensation paid to executive officers and key management employees is appropriate and reasonable, while, at the same time, capable of attracting, motivating and retaining the executive officers and key management employees of the Company. The Committee endeavors to keep the structure of the Company's compensation programs simple, transparent, consistent and broad-based. The Company's core management compensation programs include base salary, an annual performance-based incentive plan payment opportunity, annual stock option awards, insurance benefits and retirement benefits.

        The Company continues to emphasize performance through its compensation programs. Notwithstanding the unexpected and unprecedented challenges that the COVID-19 pandemic created for our management teams, no structural changes were made to our core compensation programs and particularly the 2020 Management Incentive Plan or its targets which were established before the crisis emerged.

        Throughout this proxy statement, the Company's Chief Executive Officer and the Chief Financial Officer together with the three other individuals included in the Summary Compensation Table on page 39, are referred to as the "named executive officers". References to "executive officers and key management employees" in this proxy statement relate to the approximately 800 management personnel of the Company, including the named executive officers, who participated in the Company's core management compensation programs in 2020.

        The Committee has concluded that its compensation policies and programs are not reasonably likely to create incentives for employees that may cause such employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

        Say on Pay.     At the 2020 Annual Meeting, the Company's stockholders cast a non-binding advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for the 2020 Annual Meeting of Stockholders. The proposal received overwhelming support with more than 90% of the shares voted being cast in favor of the proposal. The Board appreciates this show of support, which reaffirms to the Board that the Company's current management compensation policies and programs support our stockholders' objectives. The Company believes the philosophy and objectives of its management compensation program, as well as the implementation of the elements of the compensation program, are appropriately geared towards aligning the interests of management with the stockholders to drive shareholder value. No changes were made to the structure of the Company's core management compensation programs in 2020.

        The Compensation Committee.     The Committee is currently composed of four independent directors. The activities and actions of the Committee are subject to the review of the full Board. All actions of the Committee are reported to the Board no later than the next subsequent meeting of the full Board following any Committee action.

        The Committee has responsibility, from time to time, but at least annually, to:

  •
  Review and approve the overall compensation philosophy and guidelines for all executive officers and key management employees of the Company and its subsidiaries.

  •
  Complete an annual performance evaluation of itself.

  •
  Review and approve changes as necessary and appropriate to the Company's annual Management Incentive Plan and the Company's Stock Option Plans as described beginning on pages 29 and 31, respectively.

  •
  Review and approve the goals relevant to compensation for, and evaluate the performance of, the Company's Chief Executive Officer; determine and approve, as deemed necessary and appropriate, any changes in his compensation; and approve any incentive plan payments and/or any option awards to the Company's Chief Executive Officer.

  •
  Review and approve recommendations from the Company's Chief Executive Officer related to the incentive plan awards and stock option awards and other related matters for all other executive officers and key management employees.

  •
  Review and approve recommendations from the Company's Chief Executive Officer related to specific adjustments to individual base salary and incentive plan targets for all executives reporting directly to the Chief Executive Officer and the other top 20 paid executives of the Company based on annual base salary for employees of the Company and its subsidiaries.

  •
  Review and approve the Compensation Committee Report for inclusion in the Company's annual proxy statement.

        Role of Compensation Consultant in Compensation Decisions.     The Committee has retained Meridian Compensation Partners,  LLC ("Meridian"), an independent compensation consultant, to advise it from time to time on executive and board compensation matters. Meridian reports directly to the Committee and the Committee has sole authority to negotiate the terms of service, including all fees paid to Meridian. In 2020, in conjunction with the Committee's annual review of executive compensation, Meridian was also asked to provide market data for executive compensation at companies similar in size to Amphenol. Meridian does not make any decisions relating to the creation or implementation of compensation policies or programs. The Committee and Meridian both evaluated Meridian's independence in 2020 and concluded that Meridian is independent of the Company.

        Role of Executive Officers in Compensation Decisions.     In establishing, reviewing and assessing the appropriateness of compensation levels and adjustments in compensation levels for the executive officers (other than the Chief Executive Officer) and key management employees, the Committee considers the recommendations of certain executive officers of the Company. Mr. Norwitt is particularly involved. Mr. Norwitt and certain executive officers of the Company review the performance and compensation of the executive officers and key management employees at least annually and any prospective senior management employees as necessary. As part of this process general compensation surveys may be considered. These surveys are generally comprised of widely available information which is generally accessible for purchase or provided without charge to the Company in exchange for participation in the survey. The Company's human resources department, including the Senior Vice President, Human Resources, provides data, information and feedback based on its general knowledge of compensation inside and outside of the Company. The accounting department and legal department, including the executive officers in those departments, also compile and analyze data and share this with Mr. Norwitt. The recommendations of these executive officers, including Mr. Norwitt, regarding any salary adjustments, annual incentive plan payments and annual option award amounts based on individual and operating unit performance, are presented to the Committee. The Committee exercises its discretion in modifying and approving any such recommendations. The Committee's compensation actions are then submitted to the full Board for ratification and approval. Mr. Norwitt consults with the Committee on essentially all compensation matters but does not participate in the evaluation or determination of his own compensation.

        Mr. Norwitt does not vote on any compensation matters considered by the Committee. However, he is available to the Committee as an additional resource to respond to questions and discuss individual and operating unit performance, as well as related compensation matters. The Committee also meets informally from time to time and in executive session following each meeting to discuss compensation matters without Company employees present.

        Philosophy and Objectives of Compensation Program.     The Committee continues to strive to develop, refine and implement a complete and straightforward compensation program that helps to attract, motivate and retain the executive officers and key management employees, and that remains competitive with comparable companies. The program is designed to promote decision making geared to increasing shareholder value by rewarding executive officers and key management employees who contribute to increasing shareholder value. The Committee believes that to further these objectives, executive compensation packages should include both cash and equity-based compensation as well as reasonable benefits.

        Elements of Compensation Program.     The Committee endeavors to provide an appropriate mix of different elements of compensation, including finding a balance among (i) fixed versus at-risk compensation, (ii) current versus long-term compensation, (iii) cash versus equity-based compensation and (iv) basic benefits. Cash payments primarily reward current year performance and equity-based awards encourage key management employees, including the named executive officers, to continue to deliver results over a longer period of time and serve as a retention tool. The Committee generally strives to provide equity-based compensation at a level sufficient to drive an appropriate amount of focus on the long-term performance of the Company. The compensation program for executive officers and key management employees, including the named executive officers, generally includes the following elements:

  •
  Base Salary

  •
  Performance-Based Incentive Plans

  •
  Stock Option Plans

  •
  Insurance Benefits

  •
  Retirement Benefits

        Base Salary.     The Company establishes base salary to provide fixed income at approximately the median level for executives of comparable companies with similar responsibilities. Several elements are considered in setting base salary, including the size, scope and complexity of the executive officer's or key management employee's responsibilities, as well as the tenure of the executive officer with the Company. Position, geography and economic and market conditions are also considered, particularly with respect to retention. Base salary must be reasonable, fair and competitive. The Committee also considers the historical, current and forecasted performance of the Company and individual operating units, and the contributions or expected contributions of each executive officer or key management employee to those results when considering proposed adjustments to base salary. Salary levels for all executive officers and key management employees are reviewed and typically adjusted annually. Salary levels are also typically reviewed and may be adjusted in connection with a change in job responsibilities.

        Performance-Based Incentive Plans.     Executive officers and key management employees, including the named executive officers (with the exception of key sales and marketing employees who typically have their own sales incentive or commission plans and from time-to-time certain key employees of newly acquired companies who had or have their own incentive plans), were eligible to receive payments pursuant to the 2020 Management Incentive Plan (the "2020 Management Incentive Plan"). The Committee has reviewed and approved the 2021 Management Incentive Plan (the "2021 Management Incentive Plan") with terms that are substantially the same as the 2020 Management Incentive Plan. The 2020 Management Incentive Plan and the 2021 Management Incentive Plan are collectively hereinafter referred to as the "incentive plan". Target payments under the incentive plan when added to fixed base salary are intended to generate total annual cash compensation for participating Company employees that the Company believes is reasonable, fair and competitive with annual cash compensation paid to similarly situated employees in comparable positions at other companies with comparable size and performance.

        Incentive plan payments, when made, have historically totaled in the aggregate less than 2% of the annual consolidated operating income for the Company. There were approximately 500 participants in the 2020 Management Incentive Plan. Approximately 285 participants were paid approximately $15 million representing approximately 0.9% of the Company's consolidated operating income for 2020. Approximately 215 participants received no incentive plan payment for 2020 performance. This reflects the performance nature of the Company's incentive plan, as no changes were made to the 2020 Management Incentive Plan or its targets as a result of the unexpected impact of COVID-19 and the challenges it created for our management team. There are currently approximately 500 participants in the 2021 Management Incentive Plan who, at achievement of 100% of 2021 performance targets and goals, would be paid an aggregate of approximately $23 million.

        The incentive plan provides participants with a cash bonus opportunity if certain operating unit and/or Company goals are achieved. A "responsibility unit" in the discussion below refers to the group or business unit for which the employee has management responsibility or to which he or she is assigned. For executive officers and key management employees with global headquarters roles (i.e., Company-wide responsibilities), such as Messrs. Norwitt and Lampo, the Company is considered the responsibility unit. For Messrs. Doherty, Booker and Gu, the group over which each served as Group General Manager in 2020 is considered the relevant responsibility unit. The incentive plan is intended to reward participants upon the achievement of the goals for their respective responsibility unit, with discretion for qualitative individual, operating unit and Company performance factors. No annual incentive payments will be made if a threshold performance level is not achieved, absent the occurrence of extenuating circumstances that, in the discretion of the Committee, merit an exception to the threshold performance requirement. As a general rule, no incentive plan payment is made to employees with Company-wide responsibilities if Adjusted Diluted EPS declines year-over-year nor to other employees if the operating income of their respective responsibility unit declines year-over-year.

        Incentive plan payment amounts are calculated by multiplying three factors together: (i) a participant's annual base salary, (ii) a participant's incentive plan target percentage and (iii) a participant's incentive plan multiplier.

        Incentive plan target percentages for each participant are generally established at the beginning of each year. Incentive plan target percentages for participants in the 2020 Management Incentive Plan ranged from 5% to 150% of annual base salary.

        The incentive plan multiplier is determined for each participant after the end of each year by analyzing a number of quantitative factors, subject to qualitative adjustment, as discussed in more detail below. The maximum incentive plan multiplier any recipient may be awarded is 200%. The incentive plan does not guarantee any minimum incentive plan multiplier to any participant. For 2020, participants received incentive plan multipliers ranging from 0% to 200%.

        A participant's incentive plan multiplier is based primarily on responsibility unit performance against quantitative measures established at the beginning of each year. In addition, consideration is given, when appropriate, to certain qualitative factors to pass the test of reasonableness and consistency. The quantitative portion of the incentive plan multiplier is contingent upon the Company's achievement and/or the applicable responsibility unit's achievement of performance targets and/or goals.

        The Company continues to believe that the key drivers to generating shareholder value are revenue growth, operating income growth and EPS growth. In 2020 the quantitative performance criteria for (i) participants with Company-wide responsibilities was based on Company revenue and Adjusted Diluted EPS growth in 2020 over 2019 and (ii) other participants was primarily based on responsibility unit revenue and operating income growth in 2020 over 2019 and actual performance in 2020 as compared to 2020 budget. Revenue growth and operating income growth are calculated in local currency for executive officers and key management employees with responsibility units outside the United States.

        The specific targets to be achieved by Messrs. Norwitt and Lampo to attain a 100% quantitative portion of the incentive plan multiplier in 2020 were (i) Company revenue growth of at least 7%, and (ii) Company Adjusted Diluted EPS growth of at least 11%. To achieve a 200% quantitative portion of the incentive plan multiplier in 2020 would have required Company revenue growth of at least 17.5% and Company Adjusted Diluted EPS growth of at least 27.5%. In calculating the incentive plan multiplier, Company Adjusted Diluted EPS growth and Company revenue growth are given equal weighting. The specific targets to be achieved by Messrs. Doherty, Booker and Gu to attain a 100% incentive plan multiplier under the 2020 incentive plan were (i) responsibility unit revenue growth of at least 7% and (ii) responsibility unit operating income growth of at least 11%.

        In addition, for executives that do not have global headquarters roles, such as Messrs. Doherty, Booker and Gu, the incentive plan multiplier is adjusted up or down based on responsibility unit achievement to responsibility unit budget. To achieve a 200% quantitative portion of the incentive plan multiplier under the incentive plan in 2020 would have required responsibility unit revenue growth of at least 17.5% and responsibility unit operating income growth of at least 27.5%. In calculating the incentive plan multiplier, responsibility unit operating income growth and responsibility unit revenue growth are given equal weighting.

        If Adjusted Diluted EPS or operating income, as applicable, decline, the impact to the incentive plan multiplier is at the discretion of the Committee, but generally has resulted in an incentive plan multiplier of 0%. When making calculations for incentive plan purposes, responsibility unit operating income is adjusted for other expenses recorded below operating income.

        Once the quantitative portion of the incentive plan multiplier is established, management and/or the Committee, as applicable, consider various qualitative factors and may adjust the incentive plan multiplier accordingly. The qualitative analysis is designed to ensure that a participant is rewarded for responsibility unit performance and individual performance, but also to provide a means to ensure the awards are fair and meet the other goals of the Committee in determining executive compensation. The qualitative portion of the incentive plan may include one or more of the following factors: achievement of budgeted targets, whether operating margins of the responsibility unit are above or below the average of the Company, balance sheet management including cash flow, operating unit and group contribution to total Company performance and any other factor that the Committee deems relevant under the circumstances. In 2020, there was no qualitative adjustment made with respect to any named executive officer.

        In 2021 there is no change in the quantitative performance criteria for the 2021 Management Incentive Plan as compared to the 2020 Management Incentive Plan.

        Stock Option Plans.     In May 2017, stockholders approved and the Company adopted the 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the "2017 Option Plan"). Granting stock options serves to maintain the alignment of the interests of the Company's executive officers and key management employees with its stockholders and allows executive officers and key management employees to participate in the long-term growth and profitability of the Company. The Committee believes that granting stock options helps create competitive levels of compensation and provides an opportunity for increased equity ownership by executive officers and key management employees (including the named executive officers). All currently outstanding employee stock option grants have a five-year vesting period, with 20% vesting each year. The Committee believes this extended vesting schedule helps retain executive officers and key management employees and encourages them to make decisions that achieve a healthy balance between short and long-term Company performance. Assuming the minimum service requirements have been satisfied, vesting would be immediately accelerated upon death, or under certain circumstances, disability (as defined in the plans). The Committee has discretion to allow continued vesting of unvested options following termination of employment due to retirement at age 65 or older with at least five years of employment with the Company or following termination of employment due to retirement at age 55 or older with at least ten years of employment with the Company. With respect to anyone who is not a direct report of the Chief Executive

Officer, the discretion to continue vesting has been delegated to the Chief Executive Officer. Vesting stops under most other termination situations. The potential for continued vesting incentivizes the executives to prioritize both short and long-term performance for the Company. The total expense for options granted each year is typically in the range of approximately 3% to 5% of the Company's annual budgeted consolidated operating income for such year.

        The employee stock option plan is administered by the Committee. The Committee will consider recommendations of the Chief Executive Officer and other senior management employees of the Company and determine those employees of Amphenol and its subsidiaries who will be eligible to receive options, the number and the terms and conditions of each option grant, the form of the option agreement and any conditions on the exercise of an option award. The Committee also considers the estimated dilutive effect of options granted each year.

        In determining the number of options to be granted to an individual employee, a value is imputed for each option, with reference to the Company's then current stock price and the estimated Black-Scholes valuation for option grants. The Committee also considers information regarding the total amount of options available, an individual's base salary, the amount of stock options, if any, previously awarded to an individual, an individual's past and expected future contributions to the Company's financial performance and an individual's responsibilities for assisting the Company in achieving its long-term strategic goals.

        The Committee has historically made annual awards of stock options in the second quarter of each year. Newly hired or promoted executive officers or key management employees have on occasion received an award of stock options at or near the date of appointment. The Committee does not grant stock options with an exercise price that is less than the closing price of the Common Stock on the grant date.

        For the 2020 compensation year, in an effort to provide additional long-term incentives to the Company's management team to undertake the significant extra effort to successfully navigate the COVID-19 pandemic while preserving the Company's customer focus and financial discipline, Mr. Norwitt recommended and the Committee ultimately decided to generally award the same number of stock options to each option recipient, including the named executive officers, as was awarded in 2019, notwithstanding that the grant-date value of such award increased on a year-over-year basis. However, with respect to his own award, Mr. Norwitt recommended and the Committee ultimately decided that the number of options awarded to him would be less than awarded in 2019 so that the grant-date value of his 2020 award would approximate the same value as his 2019 award. Mr. Norwitt made this recommendation with regard to himself in the context of the additional costs the Company was incurring as a result of the COVID-19 pandemic, together with the significant uncertainties facing the Company and its employees at the time of the grant.

        Insurance Benefits.     Each executive officer and key management employee (including the U.S-based named executive officers) is offered the same health and life insurance benefits as other employees working at the same location. The Company also makes a contribution to group term life insurance on behalf of substantially all U.S.-based salaried employees (including the U.S.-based named executive officers) on the same terms and conditions as similarly situated U.S. based salaried employees for which the Company is required to impute compensation for amounts in excess of $50,000 net of employee payments, see table of All Other Compensation under footnote (4) on page 40. Key management employees outside of the U.S. participate in the same insurance programs on the same terms and conditions as similarly situated salaried employees.

        Retirement Benefits.     U.S.-based salaried employees (including the U.S.-based named executive officers) may participate in the Company's Pension Plan, Supplemental Employee Retirement Plan, or SERP, a non-qualified supplemental defined contribution program, or DC SERP, and in the Company's 401(k) programs on the same terms and conditions as similarly situated U.S.-based salaried employees. For more information on the Pension Plan, the SERP, the DC SERP and 401(k) programs, and each named executive officer's participation, see the section entitled Pensions and Deferred Compensation beginning on page 44. As certain of the retirement programs are unfunded, i.e. the SERP and the DC SERP, the Company's executives are incentivized to look after the long-term health of the Company. Key management employees outside of the U.S. participate in the same retirement programs on the same terms and conditions as similarly situated salaried employees.

        Perquisites/Other.     Mr. Norwitt was provided with car and driver services in 2020. Mr. Norwitt continues to receive car and driver services in 2021.

Compensation of Named Executive Officers

        Company Performance —When reviewing compensation, the Committee reviewed the Company's 2020 financial results. The Company's 2020 financial results were prepared in conformity with GAAP, and reported in the consolidated financial statements included in the Company's 2020 Annual Report on Form 10-K. In addition to reviewing relevant GAAP financial measures, the Committee considered non-GAAP measures which it believes are also relevant in gauging year-over-year performance. Thus, Adjusted Operating Income and Adjusted Diluted EPS were considered by the Committee.1

        In 2020, the Company achieved sales of $8.599 billion, which compared to $8.225 billion in 2019. For the year ended December 31, 2020, GAAP Diluted EPS was $1.96, compared to $1.88 for the year ended December 31, 2019. GAAP Diluted EPS in 2020 included (i) excess tax benefits related to stock-based compensation of $42.8 million ($0.07 per share) resulting from stock option exercises and (ii) a discrete tax benefit of $19.9 million ($0.03 per share) related to the settlements of refund claims in certain non-U.S. jurisdictions and the resulting adjustments to deferred taxes, partially offset by (iii) acquisition-related expenses of $11.5 million ($10.7 million after-tax, or $0.02 per share) primarily comprised of external transaction costs related to acquisitions that were announced or closed. GAAP Diluted EPS in 2019 included (i) excess tax benefits related to stock-based compensation of $38.1 million ($0.06 per share) resulting from stock options exercised, partially offset by (ii) acquisition-related expenses of approximately $25.4 million ($21.0 million after tax or $0.03 per share) and (iii) refinancing-related costs of $14.3 million ($12.5 million after-tax, or $0.02 per share) associated with the early extinguishment of debt. Excluding the effect of these items, Adjusted Diluted EPS was $1.87 for both years ended December 31, 2020 and 2019.

        The non-GAAP financial measures should be read in conjunction with the Company's financial statements presented in accordance with GAAP. See Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations to the Company's 2020 Annual Report on Form 10-K for further details.

  •
  Adjusted Diluted EPS is defined as diluted earnings per share (as reported in accordance with GAAP), excluding income and expenses and their specific tax effects, that are not directly related to the Company's operating performance during the years presented. Adjusted Diluted EPS is calculated as Adjusted Net Income attributable to Amphenol Corporation, as defined below, divided by the weighted average outstanding diluted shares as reported in the Company's Consolidated Statements of Income.

        (1)Explanation of Non-GAAP Financial Measures.    In addition to assessing the Company's financial condition, results of operations, liquidity and cash flows in accordance with GAAP, management and the Committee utilize certain non-GAAP financial measures defined below when assessing employee compensation measures. Management and the Committee believe that these non-GAAP financial measures are helpful in assessing the Company's overall financial performance, trends and year-over-year comparative results, in addition to the reasons noted below. Non-GAAP financial measures related to operating income, net income attributable to Amphenol Corporation and diluted EPS exclude income and expenses that are not directly related to the Company's operating performance during the applicable time period. Items excluded in such non-GAAP financial measures in any period may consist of, without limitation, acquisition-related expenses, refinancing-related costs, and certain discrete tax items.

  •
  Adjusted Net Income attributable to Amphenol Corporation is defined as Net income attributable to Amphenol Corporation, as reported in the Consolidated Statements of Income, excluding income and expenses and their specific tax effects that are not directly related to the Company's operating performance during the applicable time period.

  •
  Adjusted Operating Income is defined as Operating income, as reported in the Consolidated Statements of Income, excluding income and expenses that are not directly related to the Company's operating performance during the applicable time period.

  •
  Adjusted Operating Margin is defined as Adjusted Operating Income (as defined above) expressed as a percentage of Net sales (as reported in the Consolidated Statements of Income).

  •
  Free Cash Flow is defined as (i) Net cash provided by operating activities ("Operating Cash Flow"—as reported in accordance with U.S. GAAP) less (ii) capital expenditures (as reported in accordance with U.S. GAAP), net of proceeds from disposals of property, plant and equipment (as reported in accordance with U.S. GAAP), all of which are derived from the Consolidated Statements of Cash Flow.

        Pay Mix —Compensation programs for the named executive officers emphasize at-risk, performance-based elements geared to encourage management to generate shareholder value, namely stock options and incentive plan compensation linked to goals that encourage growth in revenue, operating income and/or Adjusted Diluted EPS. Fixed compensation elements, such as base salary, retirement benefits and other compensation are designed to be market competitive for purposes of retention, and to a lesser extent, recruitment.

        For the Company's Chief Executive Officer, fixed compensation elements including salary and "all other compensation" comprised approximately 18% of his total 2020 compensation. His at-risk compensation linked to increasing shareholder value comprised approximately 82% of his total 2020 compensation. These at-risk elements include stock options granted with an exercise price equal to the closing price of the Company's Common Stock on the date of grant which only generate value if the Company's share price increases after the grant date. The value ascribed to the options for purposes of calculating percentages in this paragraph is the grant date fair value calculated in accordance with ASC Topic 718, as further described in footnote (1) to the Summary Compensation Table on page 39. The other at-risk compensation is incentive-plan compensation which historically has not paid out if Adjusted Diluted EPS declines, and rewards the Chief Executive Officer when Company revenues and Adjusted Diluted EPS grow. For the Company's other named executive officers as a group, fixed compensation elements comprised approximately 17% of total 2020 compensation while at-risk compensation comprised approximately 83% of total 2020 compensation. As with the Chief Executive Officer, the fixed compensation elements for the other named executive officers include salary, retirement benefits and "all other compensation", while the at-risk items include stock options and incentive plan compensation linked to goals that encourage growth in revenues and either Adjusted Diluted EPS or Adjusted Operating Income, depending on the role of the named executive officer.

        CEO Compensation.     Mr. Norwitt's annual base salary at the beginning of 2021 was increased by approximately 3% from $1,315,000 to $1,355,000. Mr. Norwitt's incentive plan target percentage pursuant to the 2020 Management Incentive Plan remains at 150%. In its deliberations about whether and how to adjust these two elements of Mr. Norwitt's compensation, the Committee concluded that Mr. Norwitt's base salary should be increased in line with the average increase generally given to other salaried employees of the Company in the United States and the incentive plan target percentage should remain at 150% to continue to emphasize incentive compensation. In arriving at its conclusions, the Committee also considered the annual base salary and target bonus percentages of chief executive officers of similarly-sized companies based on information provided by Meridian.

        Based on calculations described in the section entitled Performance-Based Incentive Plans above, the quantitative portion of Mr. Norwitt's incentive plan multiplier in 2020 was calculated to be 40%, the same percentage calculated for all named executive officers and key management employees with global headquarters roles. His incentive plan payment pursuant to the 2020 Management Incentive Plan was $789,000, representing a product of his 2020 base salary of $1,315,000 multiplied by his incentive plan target percentage of 150%, multiplied by the global headquarters incentive plan multiplier of 40%. This compared to a maximum possible payout under the 2020 Management Incentive Plan of $3,945,000 representing three times his 2020 base salary.

        In May 2020, Mr. Norwitt was awarded 710,000 options pursuant to the 2017 Option Plan with an exercise price of $45.10. The option award reflects the Board's confidence in his leadership, and is designed to further align Mr. Norwitt's interests with the Company's stockholders to generate long-term shareholder value. For the 2020 compensation year, Mr. Norwitt recommended and the Committee ultimately decided that the number of options awarded to him would be less than awarded in 2019 so that the grant-date value of his 2020 award would approximate the same value as his 2019 award. Mr. Norwitt made this recommendation with regard to himself in the context of the additional costs the Company was incurring as a result of the COVID-19 pandemic, together with the significant uncertainties facing the Company and its employees at the time of the grant.

        In 2020, Mr. Norwitt was provided with car and driver services. These services allow him to work more efficiently and facilitate his ability to communicate with the Company's global organization. The Company expenses associated with this car and driver were $13,215. The imputed value of compensation for group term life insurance provided to Mr. Norwitt in 2020 in excess of $50,000, net of employee payments, was $5,382. The Company continues to provide Mr. Norwitt with car and driver services and to contribute to his group term life insurance in 2021.

        Mr. Norwitt continues to participate in the Pension Plan (further described in the section entitled Pension Plan Background commencing on page 44), but his benefits under such Pension Plan were frozen effective December 31, 2006. Notwithstanding that Mr. Norwitt's Pension Plan benefits have been frozen, there was a change in his pension value because of changes in actuarial assumptions in 2020 as compared to 2019. In 2020, Mr. Norwitt received a 401(k) match of $17,100. The Company made notational contributions to a non-qualified supplemental defined contribution plan, or DC SERP, on behalf of Mr. Norwitt for 2020 of $61,800. Mr. Norwitt continues to participate in the 401(k) Plan and the DC SERP in 2021.

        Other Named Executive Officers' Compensation.     For each of the other named executive officers, in determining incentive plan payments and stock option awards for 2020, and base salary and incentive plan target adjustments for 2021, the Committee considered each executive's overall performance, as well as relevant market data from Meridian. In the case of Mr. Lampo, the Committee evaluated the overall performance of the Company and his contributions to that performance. In the case of Messrs. Doherty, Booker and Gu, the Committee evaluated their contributions to the performance and results of the group over which each served as Group General Manager.

        Mr. Lampo.     In January 2021, Mr. Lampo's annual base salary was increased by approximately 4% from $600,000 to $625,000.

        Based on calculations described in the section entitled Performance-Based Incentive Plans above, the quantitative portion of Mr. Lampo's incentive plan multiplier in 2020 was calculated to be 40%, the same percentage calculated for all named executive officers and key management employees with global headquarters roles. His incentive plan payment pursuant to the 2020 Management Incentive Plan was $180,000, representing a product of his 2020 base salary of $600,000 multiplied by his incentive plan target percentage of 75%, multiplied by the global headquarters incentive plan multiplier of 40%. This compared to a maximum possible payout under the 2020 Management Incentive Plan of $900,000 representing 150% of his 2020 base salary.

        Mr. Lampo's incentive plan target percentage pursuant to the 2021 Management Incentive Plan was increased from 75% to 80% of his base salary, which represents a continued emphasis on performance-based compensation. His potential 2021 Management Incentive Plan payment will range from 0% to 160% of his base salary. This variable, at-risk compensation is designed to incentivize performance in line with the core goal of increasing revenue and profit growth for the Company.

        In May 2020, Mr. Lampo was awarded 322,000 options pursuant to the 2017 Option Plan with an exercise price of $45.10.

        The imputed value of compensation for group term life insurance provided to Mr. Lampo in 2020 in excess of $50,000, net of employee payments, was $3,174. In 2021, the Company continues to contribute to Mr. Lampo's group term life insurance. Mr. Lampo continues to participate in the Pension Plan, but his benefits under such Pension Plan were frozen effective December 31, 2006 as described in the section entitled Pension Plan Background commencing on page 44. Notwithstanding that Mr. Lampo's pension plan benefits have been frozen, there was a change in his pension value because of changes in actuarial assumptions in 2020 as compared to 2019. In 2020, Mr. Lampo received a 401(k) match of $16,928. The Company made notational contributions to the DC SERP on behalf of Mr. Lampo for 2020 of $18,900. He also continues to participate in the 401(k) plan and the DC SERP in 2021.

        Mr. Doherty.     In January 2021, Mr. Doherty's annual base salary was increased by approximately 3% from $530,000 to $550,000, in line with the average increase given to other salaried employees of the Company in the United States.

        Mr. Doherty's payment pursuant to the 2020 Management Incentive Plan was $689,000, representing the product of his 2020 base salary of $530,000 multiplied by his incentive plan target percentage of 65%, multiplied by his incentive plan multiplier of 200%. This was 130% of his 2020 base salary, his maximum possible payout under the 2020 Management Incentive Plan.

        Mr. Doherty's incentive plan target percentage pursuant to the 2021 Management Incentive Plan remains at 65% of his base salary, which represents a continued emphasis on performance-based compensation. His potential 2021 Management Incentive Plan payment will range from 0% to 130% of his base salary. This variable, at-risk compensation is designed to incentivize performance in line with the core goal of increasing revenue and operating income growth within Mr. Doherty's group.

        In May 2020, Mr. Doherty was awarded 238,000 options pursuant to the 2017 Option Plan with an exercise price of $45.10.

        The imputed value of compensation for group term life insurance provided to Mr. Doherty in 2020 in excess of $50,000, net of employee payments, was $5,212. In 2021, the Company continues to contribute to Mr. Doherty's group term life insurance. In 2020, Mr. Doherty received a 401(k) match of $16,396. The Company made notational contributions to the DC SERP on behalf of Mr. Doherty for 2020 of $14,700. He also continues to participate in the 401(k) Plan and the DC SERP in 2021.

        Mr. Booker.     In January 2021, Mr. Booker's annual base salary was increased by approximately 3%, from $427,000 to $440,000, in line with the average increase generally given to other salaried employees of the Company in the United States.

        Mr. Booker's payment pursuant to the 2020 Management Incentive Plan was $427,000, representing the product of his 2020 base salary of $427,000 multiplied by his incentive plan target percentage of 50%, multiplied by his incentive plan multiplier of 200%. This was 100% of his 2020 base salary, his maximum possible payout under the 2020 Management Incentive Plan.

        Mr. Booker's incentive plan target percentage pursuant to the 2021 Management Incentive Plan remains at 50% of his base salary in 2021, which represents a continued emphasis on performance-based compensation. His potential 2021 Management Incentive Plan payment could therefore range from 0% to

100% of his base salary. This variable, at-risk compensation is designed to incentivize performance in line with the core goal of increasing revenue and operating income growth within Mr. Booker's group.

        In May 2020, Mr. Booker was awarded 222,000 options pursuant to the 2017 Option Plan with an exercise price of $45.10.

        The imputed value of compensation for group term life insurance provided to Mr. Booker in 2020 in excess of $50,000, net of employee benefits, was $6,351. In 2021, the Company continues to contribute to Mr. Booker's group term life insurance. Mr. Booker continues to participate in the Pension Plan but his benefits under such plan have been frozen as described in the section entitled Pension Plan Background commencing on page 44. Notwithstanding that Mr. Booker's Pension Plan benefits have been frozen, there was a change in pension value because of changes in actuarial assumptions in 2020 as compared to 2019. In 2020, Mr. Booker received a 401(k) match of $15,991. The Company made notational contributions to the DC SERP on behalf of Mr. Booker for 2020 of $8,457. Mr. Booker continues to participate in the 401(k) plan and the DC SERP in 2021.

        Mr. Gu.     Mr. Gu is employed by a Shanghai-based subsidiary of the Company. For purposes of this proxy statement compensation amounts paid or calculated have been converted to US dollars.* In January 2021, Mr. Gu's annual base salary was increased by approximately 4% to $463,800 (using the average monthly exchange rate of 0.1546 as reported by Bloomberg for January 2021), generally in line with the average increase given to senior employees of the Company in China.

        Mr. Gu's payment pursuant to the 2020 Management Incentive Plan was $488,923, representing the product of his 2020 base salary of $444,475 converted from local currency (using the January 2021 average monthly US dollar to Renminbi Yuan exchange rate of 0.1546), multiplied by his incentive plan target percentage of 55%, and his incentive plan multiplier of 200%. The amount was paid in January 2021. This was 110% of his 2020 base salary, his maximum possible payout under the 2020 Management Incentive Plan.

        Mr. Gu's incentive plan target percentage pursuant to the 2021 Management Incentive Plan remains at 55% of his base salary in 2021, which represents a continued emphasis on performance-based compensation. His potential 2021 Management Incentive Plan payment will range from 0% to 110% of his base salary. This variable, at-risk compensation is designed to incentivize performance in line with the core goal of increasing revenue and operating income growth within Mr. Gu's group.

        In May 2020, Mr. Gu was awarded 222,000 options pursuant to the 2017 Option Plan with an exercise price of $45.10.

*
Unless otherwise noted, payments or calculations made to Mr, Gu for any given month are converted using the average monthly US dollar to Renminbi Yuan exchange rate for such month as reported by Bloomberg. The monthly rates for converting Renminbi Yuan to US dollars from January 2020 to January 2021 were 0.1446, 0.14292, 0.14242, 0.14142, 0.14063, 0.14117, 0.1427, 0.14434, 0.14678, 0.14917, 0.15144, 0.1529 and 0.1546, respectively.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee consists of four directors who are independent directors as defined under the NYSE Listing Standards and the Company's Governance Principles. The Compensation Committee has undertaken a review of its Charter, practices and procedures. A copy of the current Compensation Committee Charter is available on the Company's website at www.amphenol.com by clicking on "Investors", then "Governance", then "Board of Directors" and then "Compensation Committee Charter".

        The Compensation Committee reports that it has reviewed and discussed the Compensation Discussion & Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the Company's Board of Directors that the Compensation Discussion & Analysis be included in this 2021 proxy statement.

Compensation Committee Stanley L. Clark, Chairman John D. Craig David P. Falck Robert A. Livingston

Compensation Committee Interlocks and Insider Participation

        Messrs. Clark, Craig, Falck and Livingston currently serve on the Compensation Committee and each served for all of 2020. None of Messrs. Clark, Craig, Falck or Livingston is or formerly was an employee or officer of the Company. None had a related person transaction with the Company that required disclosure. Mr. Norwitt is the only Board member who was also an employee of the Company during 2020. Mr. Norwitt does not serve on the compensation committee or board of directors of any other company whose executive officer served on our Compensation Committee or Board. Therefore, there is no relationship that requires disclosure as a compensation committee interlock.

SUMMARY COMPENSATION TABLE

        The following table summarizes the total compensation provided by the Company to the named executive officers for 2018, 2019 and 2020, except in the case of Messrs. Booker and Gu who were not named executive officers prior to 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen- sation ($)(2)		Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)(3)	All Other Compen- sation ($)(4)	Total ($)

R.A. Norwitt	2020	1,315,000		0	n/a	5,804,250	789,000		32,100	97,497	8,037,847
President & CEO	2019	1,275,000		0	n/a	5,823,500	0		32,500	249,975	7,380,975
	2018	1,130,000		0	n/a	6,410,000	2,401,250		0	169,110	10,110,360

C.A. Lampo	2020	600,000		0	n/a	2,632,350	180,000		9,600	39,002	3,460,952
Senior Vice President & CFO	2019	560,000		0	n/a	1,973,860	0		9,800	71,293	2,614,953
	2018	525,000		0	n/a	2,179,400	580,125		0	46,818	3,331,343

W.J. Doherty	2020	530,000		0	n/a	1,945,650	689,000		n/a	36,308	3,200,958
Senior Vice President	2019	500,000		0	n/a	1,458,940	0		n/a	69,039	2,027,979
	2018	475,000		0	n/a	1,602,500	571,188		n/a	50,041	2,698,729

M.W. Booker	2020	427,000		0	n/a	1,814,850	427,000		34,400	30,799	2,734,049
Vice President

Y. Gu	2020	416,992	(5)	0	n/a	1,814,850	488,923	(6)	n/a	0	2,720,765
Vice President

(1)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 1—Summary of Significant Accounting Policies; Stock-Based Compensation and Note 7—Equity; Stock-Based Compensation; Stock Options to the Company's 2020 Annual Report on Form 10-K, except that rules of the SEC require that the amounts shown in this table and its footnotes exclude the impact of assumed forfeitures, if any, related to service based vesting conditions. The amounts in this column do not correspond to the actual value that may be recognized by the named executive officers when any such option awards are actually exercised.

(2)
The non-equity incentive plan compensation for each year was paid in January of the following year.

(3)
In 2006, the Company amended its Pension Plan by freezing accruals effective December 31, 2006 for certain personnel below the age of 50 and/or with certain years of service with the Company. Simultaneously, the Company implemented employer contributions to the Amphenol 401(k) Plan and to a related non-qualified supplemental defined contribution plan, or DC SERP, for those same individuals and for certain new hires. Beginning in 2007, Messrs. Norwitt, Lampo and Booker no longer accrue any additional benefits under the Pension Plan. Notwithstanding that their pension benefits were frozen effective December 31, 2006, the value of the frozen benefits fluctuates as related actuarial assumptions change. The changes in pension value in each case represent the increase and decrease, respectively, in the actuarial present value of their respective benefits under the Pension Plan. In 2020, there was an increase in pension values for Messrs. Norwitt, Lampo and Booker of $32,100, $9,600 and $34,400, respectively, because of changes in actuarial assumptions in 2020 as compared to 2019. For years in which changes in actuarial assumptions result in a decrease in pension value, rather than report a negative number, a change of $0 is reported.

Mr. Doherty does not participate in the Pension Plan. Mr. Gu does not participate in any Company sponsored retirement plan.

(4)
"All Other Compensation" consists of the following:

Name	Year	Imputed Compensation for Group Life Insurance in Excess of $50,000 Net of Employee Payments ($)	Car & Driver ($)	401(k) Company Contribution ($)	DC SERP Company Contribution ($)	Total ($)

R.A. Norwitt	2020	5,382	13,215	17,100	61,800	97,497
	2019	5,382	24,252	16,566	203,775	249,975
	2018	3,510	20,044	14,000	131,556	169,110

C.A. Lampo	2020	3,174	0	16,928	18,900	39,002
	2019	2,945	0	16,740	51,608	71,293
	2018	1,793	0	14,000	31,025	46,818

W.J. Doherty	2020	5,212	0	16,396	14,700	36,308
	2019	4,891	0	16,677	47,471	69,039
	2018	2,473	0	15,255	32,313	50,041

M.W. Booker	2020	6,351	0	15,991	8,457	30,799

Y. Gu	2020	0	0	0	0	0

(5)
Converted from Renminbi Yuan to US dollars using the average monthly exchange rates in 2020 on page 37.

(6)
Converted from Renminbi Yuan to US dollars using the average US dollar to Renminbi Yuan exchange rate of 0.1546 reported by Bloomberg in January 2021, the month in which the amount was paid.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code places a limit of $1,000,000 per person on the amount of compensation that a public company may deduct in any year with respect to certain current or former executive officers. The Compensation Committee believes that stockholder interests are best served by not restricting the Committee's flexibility in structuring compensation plans, even though such plans may result in non-deductible compensation expenses. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

Employment Agreements

        In conjunction with accepting each stock option award, all option award recipients, including each of the named executive officers, becomes party to a stock option agreement with the Company which contemplates, among other things, that a terminated employee may be paid, at the Company's discretion, fifty percent of base salary in the form of salary continuation following his/her termination for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company.

        Except as set forth above, none of the named executive officers are parties to any employment agreements with the Company.

Stock Option Plans

        In May 2017, stockholders approved and the Company adopted the 2017 Option Plan. While options remain outstanding under the 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries, as amended (the "2009 Option Plan"), the Company ceased granting options under the 2009

Option Plan at the time the 2017 Option Plan was adopted. The 2009 Option Plan and the 2017 Option Plan are collectively referred to herein as the "Company's Option Plans". The Company's Option Plans provide for the granting of an option to purchase shares not intended or not qualifying as an incentive stock option as defined in Section 422 of the Internal Revenue Code.

        No options can be granted at less than the fair market value of the Company's Common Stock on the date of the grant. The Company is not able to grant any restricted stock awards, stock appreciation rights, dividend equivalent rights, performance units, performance shares or any other stock-based grants other than non-qualified options under the Company's Option Plans, and stockholder approval is required for any material amendments. Refer to Proposal 4 on page 55 to review a proposed amendment to the 2017 Option Plan to increase the number of options authorized to be granted under such plan. Option awards vest in equal annual installments over a five-year period and have a ten-year term. In the event of a death or disability (as defined in the plans), assuming the minimum service requirements have been satisfied, a participant will immediately vest in all outstanding options. The Compensation Committee has discretion to allow continued vesting of unvested options following termination of employment due to retirement at age 65 or older with at least five years of employment with the Company or following termination of employment due to retirement at age 55 or older with at least ten years of employment with the Company. Vesting stops under most other termination situations.

        A total of 12,197,400 options were granted under the 2017 Option Plan in May 2020 at an exercise price of $45.10 to 750 employees of the Company including the named executive officers. An aggregate of 31,080 options at exercise prices ranging from $51.31 to $65.80 were also granted under the 2017 Option Plan at other times in 2020 to other employees. The 2017 Option Plan limits the number of options that may be granted to any one participant in any fiscal year to not more than 3,000,000 options, which may be doubled during the first fiscal year a participant commences employment with the Company and/or its subsidiaries.

        Of the 60,000,000 shares of Common Stock reserved for issuance pursuant to the 2017 Option Plan, 10,101,120 shares are available for future option grants as of April 1, 2021. Refer to Proposal 4 on page 55 to review a proposed amendment to the 2017 Option Plan to increase the number of options authorized to be granted under such plan to 100,000,000 shares.

        The exercise prices of the 21,046,466 options outstanding as of April 1, 2021 under the 2009 Option Plan range from $13.31 to $32.43 . The exercise prices of the 46,346,904 options outstanding as of April 1, 2021 under the 2017 Option Plan range from $36.45 to $65.80. On April 1, 2021, the market value per share of Common Stock was $67.05 (determined by reference to the closing price listed on the New York Stock Exchange, Inc. Composite Tape).

Repricing of Options/Granting of SARs

        Options were automatically repriced and option awards have been restated on a ratable basis in connection with the March 2021 two-for-one stock split to reflect said stock split. Other than this, during the last fiscal year, the Company did not reprice any options nor did it grant any SARs. The Company's Option Plans do not provide for the granting of SARs or any other stock-based grants.

GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2020

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)					Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Full Grant Date Fair Value ($)(2)
		Threshold ($)	Target ($)		Maximum ($)		Threshold #	Target #	Maximum #

R.A. Norwitt	1/28/20	0	1,972,500		3,945,000		n/a	n/a	n/a	n/a	n/a	n/a	n/a
	5/21/20	n/a	n/a		n/a		n/a	n/a	n/a	n/a	710,000	45.10	5,804,250

C.A. Lampo	1/28/20	0	450,000		900,000		n/a	n/a	n/a	n/a	n/a	n/a	n/a
	5/21/20	n/a	n/a		n/a		n/a	n/a	n/a	n/a	322,000	45.10	2,632,350

W.J. Doherty	1/28/20	0	344,500		689,000		n/a	n/a	n/a	n/a	n/a	n/a	n/a
	5/21/20	n/a	n/a		n/a		n/a	n/a	n/a	n/a	238,000	45.10	1,945,650

M.W. Booker	1/28/20	0	213,500		427,000		n/a	n/a	n/a	n/a	n/a	n/a	n/a
	5/21/20	n/a	n/a		n/a		n/a	n/a	n/a	n/a	222,000	45.10	1,814,850

Y. Gu	1/28/20	0	225,644	(3)	451,288	(3)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	5/21/20	n/a	n/a		n/a		n/a	n/a	n/a	n/a	222,000	45.10	1,814,850

(1)
The amounts in the columns under the title Estimated Possible Payouts Under Non-Equity Incentive Plan Awards reflect the possible payouts under the Company's 2020 Management Incentive Plan. The 2020 Management Incentive Plan is a single-year plan with a single-year performance measure that became final and effective when approved by the Company's Board of Directors in January 2020 and terminated December 31, 2020. This plan is described in more detail in Performance-Based Incentive Plans on page 29. The non-equity incentive plan compensation for 2020 for all plan participants including the named executive officers was paid, if at all, in January 2021. Amounts actually paid to the named executive officers are indicated in the Summary Compensation Table on page 39.

(2)
The amounts in the column titled Full Grant Date Fair Value reflect the full grant date fair value of the option awards granted on May 21, 2020, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 1—Summary of Significant Accounting Policies; Stock-Based Compensation and Note 7—Equity; Stock-Based Compensation; Stock Options to the Company's 2020 Annual Report on Form 10-K, except that rules of the SEC require that the amounts shown in this table and its footnotes exclude the impact of assumed forfeitures, if any, related to service based vesting conditions. The amounts reflected in this column do not correspond to the actual value that may be recognized by the named executive officers when these options are actually exercised.

(3)
The amounts were calculated using a budgeted US dollar to Renminbi Yuan exchange rate of 0.1427 using rates reported by Bloomberg in November 2019.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END

Name	Option Awards(1)						Stock Awards(2)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

R.A. Norwitt	1,200,000	0		n/a	23.86	May 21, 2024	n/a	n/a	n/a	n/a
	1,200,000	0		n/a	28.99	May 20, 2025	n/a	n/a	n/a	n/a
	1,040,000	260,000	(3)	n/a	29.00	May 25, 2026	n/a	n/a	n/a	n/a
	702,000	468,000	(4)	n/a	36.45	May 18, 2027	n/a	n/a	n/a	n/a
	400,000	600,000	(5)	n/a	43.99	May 17, 2028	n/a	n/a	n/a	n/a
	190,000	760,000	(6)	n/a	44.75	May 22, 2029	n/a	n/a	n/a	n/a
	0	710,000	(7)	n/a	45.10	May 20, 2030	n/a	n/a	n/a	n/a

C.A. Lampo	144,000	0		n/a	23.86	May 21, 2024	n/a	n/a	n/a	n/a
	300,000	0		n/a	28.99	May 20, 2025	n/a	n/a	n/a	n/a
	288,000	72,000	(3)	n/a	29.00	May 25, 2026	n/a	n/a	n/a	n/a
	240,000	160,000	(4)	n/a	36.45	May 18, 2027	n/a	n/a	n/a	n/a
	136,000	204,000	(5)	n/a	43.99	May 17, 2028	n/a	n/a	n/a	n/a
	64,400	257,600	(6)	n/a	44.75	May 22, 2029	n/a	n/a	n/a	n/a
	0	322,000	(7)	n/a	45.10	May 20, 2030	n/a	n/a	n/a	n/a

W.J. Doherty	0	60,800	(3)	n/a	29.00	May 25, 2026	n/a	n/a	n/a	n/a
	65,200	116,800	(4)	n/a	36.45	May 18, 2027	n/a	n/a	n/a	n/a
	100,000	150,000	(5)	n/a	43.99	May 17, 2028	n/a	n/a	n/a	n/a
	47,600	190,400	(6)	n/a	44.75	May 22, 2029	n/a	n/a	n/a	n/a
	0	238,000	(7)	n/a	45.10	May 20, 2030	n/a	n/a	n/a	n/a

M.W. Booker	280,000	0		n/a	28.99	May 20, 2025	n/a	n/a	n/a	n/a
	243,200	60,800	(3)	n/a	29.00	May 25, 2026	n/a	n/a	n/a	n/a
	120,000	80,000	(4)	n/a	36.45	May 18, 2027	n/a	n/a	n/a	n/a
	80,000	120,000	(5)	n/a	43.99	May 17, 2028	n/a	n/a	n/a	n/a
	44,400	177,600	(6)	n/a	44.75	May 22, 2029	n/a	n/a	n/a	n/a
	0	222,000	(7)	n/a	45.10	May 20, 2030	n/a	n/a	n/a	n/a

Y. Gu	60,000	0		n/a	23.86	May 21, 2024	n/a	n/a	n/a	n/a
	70,000	0		n/a	28.99	May 20, 2025	n/a	n/a	n/a	n/a
	160,000	40,000	(8)	n/a	25.44	Jan 04, 2026	n/a	n/a	n/a	n/a
	164,400	109,600	(3)	n/a	36.45	May 18, 2027	n/a	n/a	n/a	n/a
	93,600	140,400	(4)	n/a	43.99	May 17, 2028	n/a	n/a	n/a	n/a
	44,400	177,600	(5)	n/a	44.75	May 22, 2029	n/a	n/a	n/a	n/a
	0	222,000	(6)	n/a	45.10	May 22, 2030	n/a	n/a	n/a	n/a

(1)
All options currently outstanding vest at a rate of 20% per year over the first five years of the ten-year option term, subject to certain exceptions.

(2)
No stock awards are contemplated or provided for under the Company's stock option plans or any other employee plan administered by the Company.

(3)
Of this unvested portion of stock options, 100% is scheduled to vest on May 26, 2021.

(4)
Of this unvested portion of stock options, 50% is scheduled to vest on each of May 19, 2021 and May 19, 2022.

(5)
Of this unvested portion of stock options, 33% is scheduled to vest on each of May 18, 2021, May 18, 2022 and May 18, 2023.

(6)
Of this unvested portion of stock options, 25% is scheduled to vest on each of May 23, 2021, May 23, 2022, May 23, 2023 and May 23, 2024.

(7)
Of this unvested portion of stock options, 20% is scheduled to vest on each of May 21, 2021, May 21, 2022, May 21, 2023 and May 21, 2024 and May 21, 2025.

(8)
Of this unvested portion of stock options, 100% vested on January 3, 2021.

OPTION EXERCISES AND STOCK VESTED FOR THE 2020 FISCAL YEAR

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

R.A. Norwitt	1,050,000	34,207,160	n/a	n/a
C.A. Lampo	88,000	1,329,708	n/a	n/a
W.J. Doherty	210,800	4,236,398	n/a	n/a
M.W. Booker	88,000	2,879,298	n/a	n/a
Y. Gu	56,000	2,364,459	n/a	n/a

PENSIONS AND DEFERRED COMPENSATION

Pension Plan

        Pension Plan Background.     Certain employees of the Company and its U.S. subsidiaries are eligible to participate in the Pension Plan for Employees of Amphenol Corporation, referred to as the Pension Plan, which is a defined benefit pension plan. Benefits are calculated based on the section of the Pension Plan in which an employee participates. The Company also sponsors a supplemental employee retirement plan (the "SERP") which provides for the payment of the portion of an annual pension which cannot be paid from the Pension Plan as a result of limitations contained in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

        In 2006, the Company amended the Pension Plan by freezing accruals effective December 31, 2006 for personnel with less extensive service (referred to as the "non-grandfathered participants"). In connection with the freezing of accruals under the Pension Plan, beginning in 2007, the Company implemented employer contributions to the Amphenol 401(k) Plan and to a related non-qualified supplemental defined contribution plan for non-grandfathered participants and certain new employees of the Company and its U.S. subsidiaries. Grandfathered participants will continue to accrue incremental benefits under the Pension Plan and the SERP and will continue to be eligible to participate in the Amphenol 401(k) plan with no employer contributions.

        Messrs. Doherty and Gu do not participate in the Pension Plan or the SERP. The other named executive officers participate in the Pension Plan and the SERP as non-grandfathered participants. Non-employee directors do not participate in the Pension Plan, although Messrs. Loeffler and Jepsen participated in the Pension Plan and the SERP during their prior employment with the Company.

        General Provisions of the Pension Plan.     The normal retirement date under the Pension Plan is the first day of the month following a participant's 65th birthday. A participant may also retire as of the first day of any month subsequent to the participant's 55th birthday and completion of either five or ten years of service, however, a participant's normal retirement benefit is reduced by as much as 50% if payment of retirement benefits commences upon early retirement. Retirement benefits are paid in the form of a life annuity (generally a reduced joint and survivor annuity for married participants). The Company has a policy that prohibits granting extra years of credited service under the Pension Plan.

        For the section of the Pension Plan in which Mr. Norwitt participated, the annual normal retirement benefit is equal to the greater of: (i) 1.1% of the participant's final average pensionable compensation multiplied by the participant's years of credited service or (ii) 1.8% of the participant's final average pensionable compensation multiplied by the participant's years of credited service not in excess of 25 (1% for years in excess of 25) reduced by 2% of the participant's estimated annual social security benefit multiplied by the participant's years of credited service not in excess of 30. Average pensionable compensation is equal to the participant's average annual total compensation, excluding bonuses and incentive plan payments, during the three years prior to the Pension Plan being frozen.

        For the section of the Pension Plan in which Mr. Lampo participated, the annual normal retirement benefit is equal to the greater of: (i) 2% of the participant's final average pensionable compensation multiplied by the participant's years of credited service not in excess of 25 less 2% of the participant's estimated annual social security benefit multiplied by the participant's years of credited service not in excess of 25 or (ii) 1.5% of average pensionable compensation multiplied by credited service not in excess of 15 years. Average pensionable compensation is equal to the participant's average annual compensation, including bonuses and incentive payments, during the five years immediately prior to the Pension Plan being frozen.

        For the section of the Pension Plan in which Mr. Booker participated, the annual normal retirement benefit is equal to the greater of: (i) 2% of the participant's final average pensionable compensation multiplied by the participant's years of credited service not in excess of 25 plus 0.5% final average pensionable compensation multiplied by the participant's years of credited service in excess of 25 years less 2% of the participant's estimated annual social security benefit multiplied by the participant's years of credited service not in excess of 25 or (ii) the total of $96.00 plus 0.75% of average pensionable compensation multiplied by credited service up to 30 years. Average pensionable compensation is equal to the participant's average annual compensation, including bonuses and incentive payments, during the five years immediately prior to the Pension Plan being frozen.

        Mr. Booker's Retirement Benefit Assuming He Elects Early Retirement.     Mr. Booker meets the age and service requirements for early retirement under his section of the Pension Plan. If Mr. Booker were to have elected early retirement as of December 31, 2020, he could have elected to receive his accrued benefit starting at age 65 or a reduced benefit commencing as of his retirement date. The reduced benefit would be equal to the benefit that would otherwise be payable at his normal retirement date ($1,564 per month payable from the Pension Plan and $0 per month payable from the SERP), reduced by 1/180th for each of the first 60 months and by 1/360th for each of the months more than 60 by which Mr. Booker's hypothetical early retirement date precedes his normal retirement date (i.e. 40 months). Using this formula, Mr. Booker's early retirement benefit, if he had elected early retirement as of December 31, 2020, would have been $1,216 per month payable from the Pension Plan and $0 per month payable from the SERP.

Pension Benefits for the 2020 Fiscal Year

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

R.A. Norwitt(3)	Pension Plan for Employees of Amphenol Corporation	3.0	121,200	0

	Amphenol Corporation Supplemental Employee Retirement Plan	3.0	41,700	0

C.A. Lampo	Pension Plan for Employees of Amphenol Corporation	1.0	48,700	0

	Amphenol Corporation Supplemental Employee Retirement Plan	1.0	0	0

W.J. Doherty(4)	n/a	n/a	n/a	n/a

M.W. Booker(5)	Pension Plan for Employees of Amphenol Corporation	5.0	277,000	0

	Amphenol Corporation Supplemental Employee Retirement Plan	5.0	0	0

Y. Gu(4)	n/a	n/a	n/a	n/a

(1)
Credited service was frozen as of December 31, 2006 for Messrs. Norwitt, Lampo and Booker.

(2)
Computed as of December 31, 2020, the same Pension Plan measurement date used for financial statement reporting purposes with respect to the Company's audited 2020 financial statements. Calculation of present value reflects FASB ASC Topic 715, "Compensation Retirement Benefits", disclosure assumptions described in Note 9—Benefit Plans and Other Postretirement Benefits to the Company's 2020 Annual Report on Form 10-K.

(3)
Although Mr. Norwitt had been employed with the Company or its subsidiaries for approximately eight years as of December 31, 2006, when his credited service was frozen, he has only 3.0 years of credited service in the Pension Plan and the SERP. Prior to becoming directly employed by Amphenol Corporation and joining the Pension Plan and the SERP, Mr. Norwitt was employed by Amphenol East Asia Limited, a Hong Kong subsidiary of the Company.

(4)
Messrs. Doherty and Gu do not participate in the Pension Plan or the SERP.

(5)
Although Mr. Booker had been employed with the Company or its subsidiaries for approximately 6 years when his credited service was frozen, he has only 5.0 years of credited service in the Pension Plan and the SERP. Prior to becoming directly employed by Amphenol Corporation and joining the Pension Plan and the SERP, Mr. Booker was employed by an English subsidiary of the Company. Mr. Booker received a lump sum for his frozen SERP benefit in 2012 due to its small value. With the lump sum payment, there are no further pension SERP benefits due to Mr. Booker.

        Pension Plan and 401(k) Plan.     Beginning on January 1, 2007, non-grandfathered participants in the Pension Plan, including Messrs. Norwitt, Lampo and Booker, and most U.S.-based employees who were not participants in the Pension Plan as of December 31, 2006, have been provided a Company contribution to their Company qualified 401(k) savings plan (the "Amphenol 401(k) Plan") accounts equal to 2% of their covered earnings. No employee contribution is required for this 2% Company contribution. Covered earnings include base salary and incentive plan compensation. In addition, the Company matches 100% of the employee's first 3% contribution of their covered earnings to his or her Amphenol 401(k) Plan account, including the accounts of Messrs. Norwitt, Lampo and Booker.

        Pursuant to the Amphenol 401(k) Plan, during the first four years of a participant's employment with the Company, the employer contribution vests 25% per year for each year of service. After four full years of employment with the Company, the employer contribution is fully vested historically and on a going forward basis. Each of Messrs. Norwitt, Lampo and Booker are fully vested in all employer contributions.

        The Company also sponsors a non-qualified supplemental defined contribution plan (the "DC SERP") for selected non-grandfathered participants in the Amphenol 401(k) Plan. Each of our named executive officers except Messrs. Doherty and Gu participates in the DC SERP. Participants in the DC SERP are credited with a 5% employer contribution on compensation in excess of the limitations imposed by the Internal Revenue Code. Each participating named executive officer is also permitted to defer up to 5% of his estimated compensation in excess of the limitations imposed by the Internal Revenue Code to a DC SERP account. A participant may elect to defer base salary and non-equity incentive plan compensation under the DC SERP and a participant's election to defer compensation is made prior to the beginning of each year, and is binding for the applicable year. The participant concurrently selects the timing of the distribution of their deferred compensation. Distributions may occur upon termination of employment (which could include retirement, death or disability) or upon a specified future date while still employed (an "in-service distribution"), as elected by the participant. For the named executive officers, any distribution payable on account of termination of employment will not occur until after six months following termination of employment pursuant to Section 409A of the Internal Revenue Code. Compensation deferred by participants and any matching contributions made by the Company are credited to a bookkeeping account that represents the Company's unsecured obligation to repay the participant in the future.

Nonqualified Deferred Compensation for the 2020 Fiscal Year

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)

R.A. Norwitt	59,400	61,800	727,883	0	4,244,979
C.A. Lampo	51,312	18,900	91,790	0	548,768
W.J. Doherty	47,184	14,700	28,027	0	365,892
M.W. Booker	0	8,457	24,661	0	134,984
Y. Gu(5)	n/a	n/a	n/a	n/a	n/a

(1)
This column also includes amounts credited in the first ten days of 2021 relating to the 2020 earnings and contributions by the executive.

(2)
The amounts in the column titled "Registrant Contributions in Last Fiscal Year" reflect the Company's allocation to the DC SERP for the benefit of Messrs. Norwitt, Lampo, Doherty and Booker for the 2020 fiscal year, and are included in the amounts in the table "All Other Compensation" under footnote (4) on page 40 and in the Summary Compensation Table on page 39. This column also includes amounts credited by the Company in the first ten days of 2021 relating to 2020 earnings and contributions of the executive.

(3)
The amounts in the column titled "Aggregate Earnings in Last Fiscal Year" reflect the notational earnings of Messrs. Norwitt, Lampo, Doherty and Booker in the DC SERP determined by tracking the increase in value in the bookkeeping account of the hypothetical investment options selected by each of Messrs. Norwitt, Lampo, Doherty and Booker for current year and prior year deferred and matching contributions. The notational earnings or losses in this column are not included in the Summary Compensation Table on page 39 because such notational earnings or losses relate to the increase or decrease in value of compensation the individual elected to defer and such increase or decrease is based on market rates that are determined by reference to mutual funds.

(4)
The amounts in the column titled "Aggregate Balance at Last Fiscal Year-End" reflect the notational amounts in each named executive officer's DC SERP as of the last day of the 2020 fiscal year. This column does not include amounts credited in the first ten days of 2021 relating to 2020 earnings and contributions by the executive or the Company. The following table indicates the portion of the Aggregate Balance that was reported as compensation as a DC SERP Company contribution reflected in the "All Other Compensation" column in the Summary Compensation Table in the Company's prior year proxy statements since the DC SERP was initiated in January 2007 or would have been reported had the executive been a named executive officer in those years. Any prior distributions have not been subtracted from the amounts below.

Name	Amounts That Were Reported As Compensation in Prior Year Proxy Statements ($)
R.A. Norwitt	1,082,298
C.A. Lampo	149,835
W.J. Doherty	121,654
M.W. Booker	80,214
Y. Gu	n/a
(5)
Mr. Gu does not participate in the DC SERP.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The amount of compensation that may be payable to each named executive officer upon voluntary termination, early retirement, normal retirement, involuntary not-for-cause termination, for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown on the tables on pages 50-52. The amounts shown assume that such termination was effective as of December 31, 2020, and thus include amounts earned through such time and are estimates of the amounts which could have been paid out to the named executive officers in connection with their termination. The actual amounts to be paid out can only be determined in the event of and at the time of such executive's separation from the Company.

        Payments Made Upon Termination.     Regardless of the manner in which a named executive officer's employment is terminated, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts might include:

  •
  unused vacation pay;

  •
  amounts accrued and vested through the Company's retirement plans;

  •
  statutory entitlements; and

  •
  non-equity incentive compensation relating to the fiscal year.

        Payments Made Upon Retirement.     The plan administrator (currently the Compensation Committee) has the discretion to decide if options will continue to vest following normal retirement at age 65 with at least five years of employment with the Company or upon early retirement at or after age 55 with more than 10 years of employment with the Company. None of the named executive officers is currently eligible for normal retirement. Messrs. Doherty and Booker are eligible for early retirement with more than 10 years of employment with the Company.

        Payments Made Upon Involuntary Not for Cause Termination or Involuntary for Good Reason Termination.     In the event of involuntary not for cause termination or involuntary for good reason termination of any employee, including a named executive officer, in addition to the benefits which might be made as reflected under the heading Payments Made Upon Termination above, the Board has the discretion to decide if options that are not vested at the time of such termination shall vest and the terms of such vesting. The disclosure in the tables below for involuntary not for cause termination and involuntary for good reason termination assumes that the Board has exercised its discretion to continue vesting of all such options.

        Payments Made Upon a Change in Control.     Pursuant to the 2009 Option Plan, immediately prior to a change in control (as defined in the plan), all outstanding options held by any employee, including a named executive officer, immediately vest and become exercisable at the discretion of the Board. Pursuant to the 2017 Option Plan, the plan administrator (currently the Compensation Committee) has discretion to accelerate options upon a change in control (as defined in the plan). The disclosure in the tables below relating to change in control assumes that the Board has exercised its discretion to cause all shares to vest.

        Payments Made Upon Death or Disability.     In the event of the death or disability of any employee, including a named executive officer, in addition to the benefits which might be made as reflected under the heading Payments Made Upon Termination above, he or she may receive benefits and/or payments under the Company funded disability plan and/or group term life insurance plan, as appropriate. In the event of death or disability as defined in the Company's Option Plans, assuming the minimum service requirements have been satisfied, all outstanding options held by such individual will immediately vest. The disclosure in the tables below appropriately reflects that the minimum service requirements for all named executive officers have been satisfied.

         Health Care Benefits.     The Company does not currently offer any of the named executive officers any enhanced health care benefits on termination for any reason.

R. Adam Norwitt Benefits and Payments upon Separation	Voluntary Termination ($)	Early Retirement ($)	Normal Retirement ($)	Involuntary Not For Cause Termination\ Involuntary for Good Reason Termination ($)	For Cause Termination ($)	Change in Control ($)	Disability ($)	Death ($)

Severance payment	0	0	0	0	0	0	0	0
Incentive plan compensation(1)	789,000	789,000	789,000	789,000	0	789,000	789,000	789,000
Pay for covenant not to compete(2)	1,315,000	1,315,000	1,315,000	1,315,000	1,315,000	1,315,000	1,315,000	0
Company funded disability(3)	0	0	0	0	0	0	657,500	0
Vesting of stock options(4)	0	0	0	65,930,520	0	65,930,520	65,930,520	65,930,520

(1)
This is the amount actually paid to Mr. Norwitt in January 2021 pursuant to the 2020 Management Incentive Plan. Assuming a termination event as of December 31, 2020, this amount would only have been paid upon approval by the Compensation Committee.

(2)
Each of the named executive officers is a party to stock option agreements with the Company which contemplate, among other things, that a terminated employee may be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company. Mr. Norwitt's base salary at December 31, 2020 was $1,315,000. Payments are made in the form of salary continuation.

(3)
The Company funds a short-term disability benefit that provides salary continuation for up to six months for most of its U.S. salaried employees. The potential payout of $657,500 is based on Mr. Norwitt's base salary at December 31, 2020 and assumes the maximum possible amount is paid, i.e. 100% of base salary for a six-month period.

(4)
Upon the occurrence of certain triggering events, all unvested options may vest. The indicated amounts under all columns represent the net value (i.e., the excess of the fair market value of the stock minus the exercise price of an option) of all unvested options as of December 31, 2020 based on the closing price of the Company's Common Stock on the NYSE of $65.39 on December 31, 2020.

Craig A. Lampo Benefits and Payments upon Separation	Voluntary Termination ($)	Early Retirement ($)	Normal Retirement ($)	Involuntary Not For Cause Termination\ Involuntary for Good Reason Termination ($)	For Cause Termination ($)	Change in Control ($)	Disability ($)	Death ($)

Severance payment	0	0	0	0	0	0	0	0
Incentive plan compensation(1)	180,000	180,000	180,000	180,000	0	180,000	180,000	180,000
Pay for covenant not to compete(2)	600,000	600,000	600,000	600,000	600,000	600,000	600,000	0
Company funded disability(3)	0	0	0	0	0	0	300,000	0
Vesting of stock options(4)	0	0	0	23,463,104	0	23,463,104	23,463,104	23,463,104

(1)
This is the amount actually paid to Mr. Lampo in January 2021 pursuant to the 2020 Management Incentive Plan. Assuming a termination event as of December 31, 2020, this amount would only have been paid upon approval by the Compensation Committee.

(2)
Each of the named executive officers is a party to stock option agreements with the Company which contemplate, among other things, that a terminated employee may be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company. Mr. Lampo's base salary at December 31, 2020 was $600,000. Payments are made in the form of salary continuation.

(3)
The Company funds a short-term disability benefit that provides salary continuation for up to six months for most of its U.S. salaried employees. The potential payout of $300,000 is based on Mr. Lampo's base salary at December 31, 2020 and assumes the maximum possible amount is paid, i.e., 100% of base salary for a six-month period.

(4)
Upon the occurrence of certain triggering events, all unvested options may vest. The indicated amounts under all columns represent the net value (i.e., the excess of the fair market value of the stock minus the exercise price of an option) of all unvested options as of December 31, 2020 based on the closing price of the Company's Common Stock on the NYSE of $65.39 on December 31, 2020.

William J. Doherty Benefits and Payments upon Separation	Voluntary Termination ($)	Early Retirement ($)	Normal Retirement ($)	Involuntary Not For Cause Termination\ Involuntary for Good Reason Termination ($)	For Cause Termination ($)	Change in Control ($)	Disability ($)	Death ($)

Severance payment	0	0	0	0	0	0	0	0
Incentive plan compensation(1)	689,000	689,000	689,000	689,000	0	689,000	689,000	689,000
Pay for covenant not to compete(2)	530,000	530,000	530,000	530,000	530,000	530,000	530,000	0
Company funded disability(3)	0	0	0	0	0	0	265,000	0
Vesting of stock options(4)	0	0	0	17,559,200	0	17,559,200	17,559,200	17,559,200

(1)
This is the amount actually paid to Mr. Doherty in January 2021 pursuant to the 2020 Management Incentive Plan. Assuming a termination event as of December 31, 2020, this amount would have only been paid upon approval by the Compensation Committee.

(2)
Each of the named executive officers is a party to stock option agreements with the Company which contemplate, among other things, that a terminated employee may be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company. Mr. Doherty's base salary rate at December 31, 2020 was $530,000. Payments are made in the form of salary continuation.

(3)
The Company funds a short-term disability benefit that provides salary continuation for up to six months for most of its U.S. salaried employees. The potential payout of $265,000 is based on Mr. Doherty's base salary at December 31, 2020 and assumes the maximum possible amount is paid, i.e., 100% of base salary for a six-month period

(4)
Upon the occurrence of certain triggering events, all unvested options may vest. The indicated amounts under all columns represent the net value (i.e., the excess of the fair market value of the stock minus the exercise price of an option) of all unvested options as of December 31, 2020 based on the closing price of the Company's Common Stock on the NYSE of $65.39 on December 31, 2020.

Martin W. Booker Benefits and Payments upon Separation	Voluntary Termination ($)	Early Retirement ($)	Normal Retirement ($)	Involuntary Not For Cause Termination\ Involuntary for Good Reason Termination ($)	For Cause Termination ($)	Change in Control ($)	Disability ($)	Death ($)

Severance payment	0	0	0	0	0	0	0	0
Incentive plan compensation(1)	427,000	427,000	427,000	427,000	0	427,000	427,000	427,000
Pay for covenant not to compete(2)	427,000	427,000	427,000	427,000	427,000	427,000	427,000	0
Company funded disability(3)	0	0	0	0	0	0	213,500	0
Vesting of stock options(4)	0	15,263,536	15,263,536	15,263,536	0	15,263,536	15,263,536	15,263,536

(1)
This is the amount actually paid to Mr. Booker in January 2021 pursuant to the 2020 Management Incentive Plan. Assuming a termination event as of December 31, 2020, this amount would have only been paid upon approval by the Compensation Committee.

(2)
Each of the named executive officers is a party to stock option agreements with the Company which contemplate, among other things, that a terminated employee may be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company. Mr. Booker's base salary at December 31, 2020 was $427,000. Payments are made in the form of salary continuation.

(3)
The Company funds a short-term disability benefit that provides salary continuation for up to six months for most of its U.S. salaried employees. The potential payout of $213,500 is based on Mr. Booker's base salary at December 31, 2020 and assumes the maximum possible amount is paid, i.e., 100% of base salary for a six-month period.

(4)
Upon the occurrence of certain triggering events, all unvested options may vest. The indicated amounts under all columns represent the net value (i.e., the excess of the fair market value of the stock minus the exercise price of an option) of all unvested options as of December 31, 2020 based on the closing price of the Company's Common Stock on the NYSE of $65.39 on December 31, 2020.

Y. Gu Benefits and Payments upon Separation	Voluntary Termination ($)	Early Retirement ($)	Normal Retirement ($)	Involuntary Not For Cause Termination\ Involuntary for Good Reason Termination ($)	For Cause Termination ($)	Change in Control ($)	Disability ($)	Death ($)

Severance payment	0	0	0	0	0	0	0	0
Incentive plan compensation(1)	488,923	488,923	488,923	488,923	0	488,923	488,923	488,923
Pay for covenant not to compete(2)	439,588	439,588	439,588	439,588	439,588	439,588	439,588	0
Company funded disability(3)	0	0	0	0	0	0	n/a	0
Vesting of stock options(4)	0	0	0	15,946,264	0	15,946,264	15,946,264	15,946,264

(1)
This is the amount actually paid to Mr. Gu in January 2021 pursuant to the 2020 Management Incentive Plan using the average US dollar to Renminbi Yuan rate of 0.1546 reported by Bloomberg for January 2021. Assuming a termination event as of December 31, 2020, this amount would only have been paid upon approval by the Compensation Committee.

(2)
Each of the named executive officers is a party to stock option agreements with the Company which contemplate, among other things, that a terminated employee may be paid fifty percent of base salary following his/her termination, at the Company's discretion, for up to two years, in exchange for a firm undertaking from the terminated employee not to compete with the business of the Company. Mr. Gu's base salary at December 31, 2020 was $439,588 using the average US Dollar to Renminbi Yuan exchange rate of 0.1529 reported by Bloomberg for December 2020. Payments are made in the form of salary continuation.

(3)
Mr. Gu is not eligible for disability benefits from the Company.

(4)
Upon the occurrence of certain triggering events, all unvested options may vest. The indicated amounts under all columns represent the net value (i.e., the excess of the fair market value of the stock minus the exercise price of an option) of all unvested options as of December 31, 2020 based on the closing price of the Company's Common Stock on the NYSE of $65.39 on December 31, 2020.

CEO PAY RATIO

        As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Norwitt, President and CEO (the "CEO").

        The Company is a vertically integrated manufacturer with extensive labor-intensive operations in numerous low-cost countries. As of December 31, 2020, we estimate that our employee population consisted of approximately 80,000 individuals globally, with a majority of those employees based in low-cost countries. The Company's disclosed ratio may be higher relative to other companies which rely more heavily on outsourced production or otherwise source products and components from low-cost countries without operating their own manufacturing facilities. We believe our compensation levels are competitive with prevailing wage rates in the local markets in which we operate.

        For 2020, our last completed fiscal year:

  •
  The annual total compensation of the employee identified at the median compensation level (the "Median Employee") of the Company, other than the CEO, was $15,009.

  •
  The annual total compensation of the employee identified at the median compensation level (the "Median US Employee") of US based employees of the Company, other than the CEO, was $55,017.

  •
  The annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $8,037,847.

        Based on this information, for 2020, the ratio of the annual total compensation of the CEO to the annual total compensation of the Median Employee was estimated to be 536:1 and the ratio of the annual total compensation of the CEO to annual total compensation of the Median US Employee was estimated to be 146:1.

        The pay ratios above are reasonable estimates calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Moreover, there are a number of factors which make a meaningful comparison of pay ratios difficult, such as industry specific pay differentials, the geographic location of employee populations and a company's manufacturing strategy (e.g., outsourcing versus insourcing).

        To identify the Median Employee, as well as to determine the annual total compensation of the Median Employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows.

        In the fourth quarter of 2020, the Company completed a process of collecting surveys of compensation data from our global sites because the Company does not have a global Human Resources Information System ("HRIS"). The data provided statistical sampling of the average total compensation for direct labor, indirect labor, and salaried employees from 175 of our estimated 220 operating sites representing all regions globally. These data were sorted and it was determined that based on our representative survey, the Median Employee was a direct labor employee in one of our China plants with a total annual compensation of $15,009 (based on the average monthly US dollar to Renminbi Yuan exchange rate of 0.1529 as reported by Bloomberg for December 2020), including all compensation (determined in accordance with the summary compensation table rules).

        In addition, with respect to US-based employees, in 2020, the Company analyzed data directly from our HRIS in the United States which currently contains nearly all compensation information for employees of our Company and its subsidiaries in the United States. The Median US Employee for 2020 (excluding the CEO) was determined to have annual total compensation of $55,017 (determined in accordance with the summary compensation table rules).

        We elected to not exclude any of our employees from the calculation based on the 5% "De Minimis Exemption" adjustment as permitted under SEC rules.

PROPOSAL 3. ADVISORY VOTE TO APPROVE
COMPENSATION OF NAMED EXECUTIVE OFFICERS

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, the Board is asking stockholders to approve the following advisory resolution at the 2021 Annual Meeting:

  RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

        The Board recommends a vote FOR this resolution because it believes that the compensation policies and practices of the Company described in the Compensation Discussion and Analysis have been and continue to be effective in helping to achieve the Company's goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executive officers' long-term interests with those of the stockholders and motivating the executive officers to remain with the Company for long and productive careers.

        Stockholders are urged to read the Compensation Discussion and Analysis beginning on page 27 of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative, appearing on pages 39 through 53 which provide detailed information on the Company's compensation policies and practices and the compensation of the Company's named executive officers.

        This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when evaluating the Company's executive compensation program on an ongoing basis. The Board favors a policy of providing for annual say-on-pay advisory votes. It is anticipated the next say-on-pay advisory vote will occur at the Company's 2022 Annual Meeting of Stockholders.

        At the 2020 Annual Meeting of Stockholders, the Company's stockholders overwhelmingly approved the "say-on-pay" proposal with more than 90% of the shares voted being cast in favor of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY
RESOLUTION TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

☒    PROPOSAL 4. TO APPROVE THE AMENDED AND
RESTATED 2017 STOCK PURCHASE AND OPTION PLAN
FOR KEY EMPLOYEES OF AMPHENOL AND SUBSIDIARIES

        Management believes the Company's current and former stock option plans are critical drivers of the Company's success by creating a simple alignment between our management team and our stockholders. The Company is seeking stockholder approval of the Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries (the "Amended 2017 Stock Option Plan"). The Amended 2017 Stock Option Plan will become effective on the day of the 2021 Annual Meeting of the Company's Stockholders, assuming approval of this proposal by the stockholders.

        The Amended 2017 Stock Option Plan is an amendment and restatement of the 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and its Subsidiaries (the "2017 Stock Option Plan"), which 2017 Stock Option Plan was approved by stockholders in May 2017. The 2017 Stock Option Plan replaced the 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and its Subsidiaries, as such plan was amended from time to time.

        The 2017 Stock Option Plan reserved for issuance 60,000,000 shares of the Company's Common Stock. As of April 1, 2021, there are 10,101,120 shares remaining available for issuance under the 2017 Stock Option Plan. The Company expects to continue its practice of making annual grants of stock options in the second quarter, and more specifically expects to grant options to approximately 750 of its employees on the date immediately following the 2021 Annual Meeting. While 10,101,120 shares are available for issuance under the 2017 Stock Option Plan, the Company has decided to approach our stockholders for approval of the Amended 2017 Stock Option Plan this year in order to increase the number of shares available for issuance by 40,000,000 shares because of the importance we place on having options available as a compensation and retention tool. In light of past option grant practice, and depending on the yet-to-be determined Black-Scholes valuation, it is possible the entirety of the remaining 10,101,120 shares could be granted to employees in May 2021.

        In March 2021, the Board of Directors, subject to stockholder approval, authorized and approved the Amended 2017 Stock Option Plan as an amendment and restatement of the 2017 Stock Option Plan. If approved by stockholders, the Amended 2017 Stock Option Plan would (i) amend and restate the 2017 Stock Option Plan, (ii) increase the number of shares of Common Stock available for issuance under the 2017 Stock Option Plan by 40,000,000 shares and (iii) extend the termination date to March 30, 2031, ten years from the date the Amended 2017 Stock Option Plan was approved by the Board of Directors

        The purpose of the Amended 2017 Stock Option Plan is to enable key employees of the Company and its subsidiaries to obtain or to increase a proprietary interest in the Company. It is also intended to continue to attract and retain outstanding employees and to continue to maintain and promote a closer and stronger identity of interests between key employees of the Company and its subsidiaries, on the one hand, and stockholders, on the other hand.

        If the stockholders approve the Amended 2017 Stock Option Plan, the Amended 2017 Stock Option Plan will become effective on the date of the 2021 Annual Meeting of the Company's Stockholders. If the stockholders do not approve the Amended 2017 Stock Option Plan, the 2017 Stock Option Plan will continue in accordance with its terms as in effect immediately prior to the date the Amended 2017 Stock Option Plan was approved by the Board of Directors.

Stockholder Approval Requirement

        Stockholder approval of the Amended 2017 Stock Option Plan is necessary in order for the Company to meet the stockholder approval requirements of the New York Stock Exchange on which shares of Common Stock are traded.

        If the Amended 2017 Stock Option Plan is not approved by the Company's stockholders, the Amended 2017 Stock Option Plan will not become effective and the Company may continue to grant options under the 2017 Stock Option Plan using the shares remaining available for issuance thereunder.

Amendments Included in the Amended 2017 Stock Option Plan

Increase in Number of Shares

        The Amended 2017 Stock Option Plan will increase the number of shares currently reserved for issuance under the 2017 Stock Option Plan by 40,000,000 shares. As of February 28, 2021, there were 46,305,084 shares subject to outstanding options under the 2017 Stock Option Plan (which options had a weighted average per share exercise price of $42.73 and a weighted average contractual term of 7.77 years) and 10,101,120 shares remaining available for the future issuance under the 2017 Stock Option Plan. As of April 1, 2021, the market value of a share of our Common Stock was $67.05.

Extension of Term

        Unless terminated earlier pursuant to the terms of the Amended 2017 Stock Option Plan, the Amended 2017 Stock Option Plan will extend the termination date of the 2017 Stock Option Plan from April 13, 2027 to March 30, 2031, the tenth anniversary of the date the Amended 2017 Stock Option Plan was approved by the Board of Directors. Upon termination, the Amended 2017 Stock Option Plan will continue to govern outstanding options.

Summary of the Amended 2017 Stock Option Plan

        The following description of the Amended 2017 Stock Option Plan is qualified in its entirety by reference to the full text of the Amended 2017 Stock Option Plan, which is attached hereto as Annex A.

General

  •
  Overall share limit covering 100,000,000 shares, which includes 60,000,000 shares previously reserved for issuance under the 2017 Stock Option Plan;

  •
  Ten year term that expires in 2031;

  •
  All options previously granted by the Company vest over a five-year period, with 20% of the shares vesting per year;

  •
  Does not provide for the grant of restricted stock, RSUs or other forms of equity compensation; and

  •
  Exercise price of options will not be less than 100% of the fair market value of a share on the grant date.

Eligibility and Administration

        The Company's employees, consultants and directors will be eligible to receive options under the Amended 2017 Stock Option Plan. As of April 1, 2021, there are approximately 750 employees, out of a total Company headcount of approximately 82,000, who would be eligible to be granted options under the Amended 2017 Stock Option Plan. Historically, the Company has not granted options to consultants. When directors have been awarded options, they were granted pursuant to a plan unique to the directors. Our directors have not received option awards since 2011.

        The Amended 2017 Stock Option Plan will be administered by the Board, which may delegate its duties and responsibilities to committees of the Company's directors or officers (referred to collectively as the "plan administrator" below), subject to certain limitations that may be imposed under applicable laws, including Section 16 of the Exchange Act, and stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended 2017 Stock Option Plan, subject to its express terms and conditions. The plan administrator will also have the authority to determine which eligible service providers receive options, grant options and set the terms and conditions of all options under the Amended 2017 Stock Option Plan, subject to the conditions and limitations in the Amended 2017 Stock Option Plan.

Shares Available for Options

        The Amended 2017 Stock Option Plan authorizes the issuance of 100,000,000 shares of Common Stock, which includes 60,000,000 shares of Common Stock previously reserved for issuance under the 2017 Stock Option Plan.

        The number of shares authorized for issuance under the Amended 2017 Stock Option Plan may be adjusted for changes in the Company's capitalization and certain corporate transactions, as described below under the heading "Certain Transactions."

        If an option under the Amended 2017 Stock Option Plan expires, lapses or is terminated, surrendered, canceled without having been fully exercised or forfeited, any unused shares subject to the option will again be available for grants under the Amended 2017 Stock Option Plan.

        Options granted under the Amended 2017 Stock Option Plan in substitution for any options granted by an entity before the entity's merger or consolidation with the Company (or any of its subsidiaries) or the Company's (or any subsidiary's) acquisition of the entity's property or stock will not reduce the shares available for grant under the Amended 2017 Stock Option Plan.

Individual Option Limits

        The maximum aggregate number of shares of Common Stock with respect to which one or more options may be granted under the Amended 2017 Stock Option Plan to any one person during any fiscal year is 3,000,000 shares. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below and shall be multiplied by two (2) with respect to options granted to an individual during the first fiscal year in which the individual commences employment with the Company or its subsidiaries.

Options

        Non-qualified stock options may be granted under the Amended 2017 Stock Option Plan, which options provide for the purchase of shares of Common Stock in the future at an exercise price set on the grant date. The exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and other conditions.

        All options under the Amended 2017 Stock Option Plan will be set forth in option agreements, which will detail the terms and conditions of the options, including any applicable vesting and payment terms and post-termination exercise limitations.

Prohibition on Repricing

        Under the Amended 2017 Stock Option Plan, the plan administrator may not, except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of the Company's stockholders, authorize the repricing of any outstanding option to reduce its price per share, cancel any option in exchange for cash or another option when the price per share exceeds the "fair market value" (as that term is defined in the Amended 2017 Stock Option Plan) of an underlying share or take any other action with respect to an option that the Company determines would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is listed.

Certain Transactions

        In connection with certain corporate transactions and events affecting the Common Stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Amended 2017 Stock Option Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling options for cash or property, accelerating the vesting of options, providing for the assumption or substitution of options by a successor entity, adjusting the number and type of shares subject to outstanding options and/or with respect to which options may be granted under the Amended 2017 Stock Option Plan and replacing options or terminating options under the Amended 2017 Stock Option Plan. In addition, in the event of certain non-reciprocal transactions with stockholders, the plan administrator will make equitable adjustments to the Amended 2017 Stock Option Plan and outstanding options as it deems appropriate to reflect the transaction.

Foreign Participants, Claw-Back Provisions and Transferability

        The plan administrator may modify options granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. All options will be subject to any Company claw-back policy as set forth in such claw-back policy or the applicable option agreement. Except as the plan administrator may determine or provide in an option agreement, options under the Amended 2017 Stock Option Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator's consent, pursuant to a domestic relations order, and are generally exercisable only by the participant.

Plan Amendment and Termination

        The plan administrator may amend or terminate the Amended 2017 Stock Option Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Amended 2017 Stock Option Plan, may materially and adversely affect an option outstanding under the Amended 2017 Stock Option Plan without the consent of the affected participant and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The Amended 2017 Stock Option Plan will remain in effect until the tenth anniversary of the earlier of (i) the date the Board adopted the Amended 2017 Stock Option Plan and (ii) the date the stockholders approved the Amended 2017 Stock Option Plan, unless earlier terminated by the Board. No options may be granted under the Amended 2017 Stock Option Plan after its termination.

Federal Income Tax Consequences Associated with the Amended 2017 Stock Option Plan

        The federal income tax consequences of the Amended 2017 Stock Option Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Amended 2017 Stock Option Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Amended 2017 Stock Option Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

         Stock Options.     A participant in the Amended 2017 Stock Option Plan generally will not recognize taxable income and the Company generally will not be entitled to a tax deduction upon the grant of a stock option. The Amended 2017 Stock Option Plan permits the grant of options that are not intended to qualify as "incentive stock options" as defined in Section 422 of the Code. Upon exercising an option when the fair market value of the stock is higher than the exercise price of the option, a participant in the Amended 2017 Stock Option Plan generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and the Company (or its subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant's tax basis in the shares.

        Section 162(m) Limitation.     Section 162(m) of the Code limits the deduction certain employers may take for compensation in excess of $1 million paid in a given year to certain current of former executive officers. Prior to the Tax Cuts and Jobs Act (the "TCJ Act"), the deduction limit did not apply to certain "performance-based" compensation established by an independent compensation committee which conformed to certain conditions stated under the Code and related regulations. As part of the TCJ Act, the ability to rely on this qualified "performance-based" compensation exception was eliminated.

        State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the Amended 2017 Stock Option Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their options.

        The Amended 2017 Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits

        Options under the Amended 2017 Stock Option Plan are subject to the discretion of the plan administrator and no determinations have been made by the plan administrator as to any options that may be granted pursuant to the Amended 2017 Stock Option Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended 2017 Stock Option Plan.

Additional Prior Award Information

        The following table sets forth, with respect to the individuals and groups identified therein, the number of shares subject to stock options that have been granted to such individuals and groups under the 2017 Stock Option Plan through April 1, 2021:

Name and Position	Shares Subject to Stock Options Granted under the 2017 Stock Option Plan (Exercised, Vested and Unvested) (#)(1)
Named Executive Officers:
R. Adam Norwitt, President and Chief Executive Officer	3,830,000
Craig A. Lampo, Senior Vice President and Chief Financial Officer	1,384,000
William J. Doherty	1,018,000
Martin W. Booker	844,000
Yaobin Gu	952,000
All current executive officers as a group (10 persons)	12,568,000
Non-executive officer current directors/director nominees:
Martin H. Loeffler, David P. Falck, Stanley L. Clark, John D. Craig, Edward G. Jepsen, Rita S. Lane, Robert A. Livingston and Anne Clarke Wolff (All non-executive officer current directors as a group (8 persons)	0
Each associate of any of such directors, executive officers or nominees	0
Each other person who received or is to receive 5% of options, warrants or rights	0
All employees, including all current officers who are not executive officers, as a group (799 persons)	38,787,280

(1)
The closing price per share of our Common Stock on the New York Stock Exchange on April 1, 2021 was $67.05.

Interest of Certain Persons in the Amended 2017 Stock Option Plan

        Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the Amended 2017 Stock Option Plan because they may in the future receive awards under the Amended 2017 Stock Option Plan, however our non-employee directors are not typically granted options. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors and officers by adopting the Amended 2017 Stock Option Plan.

        The Board recommends a FOR vote for the Amended 2017 Stock Option Plan.    In its deliberations regarding the Amended 2017 Stock Option Plan, the Board considered that:

  •
  Over the last 10 years, Amphenol has delivered a compounded annual growth rate total shareholder return in excess of 18% compared to approximately 13.9% for the S&P 500. Past performance does not necessarily predict future results, however the Board believes the stock option program has been a key driver of this success.

  •
  We believe the number of shares authorized under the Amended 2017 Stock Option Plan is reasonable. The increase in the share limit of 40,000,000 shares was devised considering historic grant rates, the anticipated growth of our management team and our practice of seeking regular approval from our stockholders of our stock option plans.

  •
  Based on our historical grant practices and certain other assumptions, including the price of our Common Stock, we currently expect that the proposed number of shares to be authorized for issuance under the Amended 2017 Stock Option Plan will provide sufficient option awards for approximately the next three to four years.

  •
  Our stock incentive program is somewhat unique in that it allows only the grant of stock options, rather than other forms of equity compensation, including in particular restricted stock or RSUs. As we grant only stock options to employees, for equivalent value of equity compensation, our stockholders are diluted less than if we had granted restricted stock or RSUs. This results from the fact that upon exercise, the Company receives the strike price of options in cash, which funds can ultimately be used to buy back shares through our share repurchase plan. Despite the effect of our stock option program, our total number of shares outstanding has actually been consistently decreasing for many years. More specifically, at January 31, 2017, we had approximately 616,741,616 shares outstanding and that number has decreased to approximately 599,181,162 shares as of January 31, 2021 despite the grants of 51,462,280 options between January 31, 2017 and January 31, 2021.

  •
  Given our history of share buybacks, which serve to reduce the denominator in the "burn rate" calculation, rather than focusing on "burn rate" we have instead generally kept the total expense for options granted each year in the range of 3% to 5% of the Company's annual consolidated operating income for such year. This ensures that the scope and scale of the plan remains commensurate with the size and performance of the Company.

  •
  Our stock option plan currently includes approximately 750 participants, out of a total of approximately 82,000 employees (as of April 1, 2021). Our options feature a five-year vesting schedule, which is longer than typical and serves as an important retention tool. Our stock option plan is also a critical element for attracting new talent to the Company.

  •
  Because of our performance-based compensation program, our stock option plan provides a meaningful portion of the compensation available to many of the individuals that are driving the Company's outstanding performance. If the stock option plan were not to be approved, the Company would need to create an alternate method to incentivize our management team. This creates the potential for disruption and uncertainty and would likely distract our teams from focusing on driving individual business unit performance. In addition, such alternate methods could be significantly more costly to the Company.

        The Amended 2017 Stock Option Plan is hereby proposed for approval by the stockholders. The affirmative vote of the holders of a majority of the shares present and entitled to vote at the 2021 Annual Meeting of Stockholders will be necessary to approve the Amended 2017 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL OF THE AMENDED 2017 STOCK OPTION PLAN

PROPOSAL 5. APPROVE AN AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

        The stockholders of the Company are being asked to approve an amendment to the Company's Certificate of Incorporation as described below. A copy of the Amended and Restated Certificate of Incorporation as proposed to be further amended and restated may be obtained by written request to the Company's Secretary at the address on the first page of this Proxy Statement.

        On January 27, 2021, the Board of Directors approved a two-for-one split of the Common Stock, which was issued on March 4, 2021 to stockholders of record as of February 16, 2021. The Board has approved, and is recommending to the stockholders for approval, an amendment to Article Fourth of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue by 1,000,000,000 from 1,000,000,000 to 2,000,000,000. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is set forth on page 63.

        The proposed amendment would increase the number of shares of Common Stock that the Company is authorized to issue by 1,000,000,000 from 1,000,000,000 to 2,000,000,000. The additional 1,000,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Board believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue to provide the Company with adequate flexibility in the future for, among other things, stock splits/stock dividends, grants under equity compensation plans, financing transactions and/or acquisition transactions.

        The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock, other than shares currently reserved for issuance under the Company's stock option plans for executive officers and key management employees (See caption "Stock Option Plans" on pages 31 and 40) or such shares as may be issued in connection with the Directors' Deferred Compensation Plan and the Directors Restricted Stock Plan (See caption "Director Compensation for the 2020 Fiscal Year" on page 18).

        Although authorization of additional shares of Common Stock is recommended by the Board of Directors for the reasons stated herein, and not in consideration of any possible anti-takeover effect, such additional authorization of shares of Common Stock could be used by incumbent management to make it more difficult, and thereby discourage, any attempt to acquire control of the Company, even though stockholders of the Company may deem such an acquisition desirable. For example, the shares could be privately placed with a purchaser who might support the Board of Directors in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove the Directors, replace incumbent Directors, accomplish certain business combinations or alter, amend or repeal portions of the Company's Amended and Restated Certificate of Incorporation.

        The proposed amendment would permit the issuance of additional shares of Common Stock up to the new maximum authorization of 2,000,000,000 shares without further action or authorization. The Board believes it is prudent for the Company to have this flexibility. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of stockholders.

        Under Delaware law, an amendment of a Certificate of Incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon. In this instance, the holders of Common Stock are entitled to vote on the amendment and the holders of a majority of such Common Stock must approve this amendment for its passage.

        As of the Record Date there were 599,356,937 shares outstanding and approximately 109,375,079 shares are authorized for future issuance under the 2017 Option Plan, the 2009 Option Plan, the Directors' Deferred Compensation Plan and the 2012 Director's Restricted Stock Plan. Refer to Proposal 4 on page 55 to review a proposed amendment to the 2017 Option Plan to increase the number of options authorized to be granted under such plan.

        The proposed Fifth Amendment to the Restated Certificate of Incorporation of the Company, if adopted by the required vote of stockholders, will become effective on or about May 19, 2021.

FIFTH AMENDMENT TO THE RESTATED
CERTIFICATE OF INCORPORATION

        Article FOURTH of the Restated Certificate of Incorporation reads as follows before giving effect to the proposed amendment:

  "FOURTH: The total number of shares of stock that the Corporation is authorized to issue is 1,000,000,000 shares of Class A Common Stock, par value $.001 each."

        Pursuant to the proposed amendment, Article FOURTH of the Amended and Restated Certificate of Incorporation would be deleted and replaced by the following:

  "FOURTH: The total number of shares of stock that the Corporation is authorized to issue is 2,000,000,000 shares of Class A Common Stock, par value $.001 each."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company has adopted a written policy for the review and approval of transactions and arrangements between the Company and the Company's current directors, director nominees, current executive officers, greater than five percent stockholders, and their immediate family members. All transactions, regardless of amount, are required to be reported to and reviewed by the General Counsel of the Company who is required to report the results of his review to the Board or independent Directors, as appropriate. Following this review, the Board would determine whether any such transaction is in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether any such transaction is on terms no less favorable to the Company than those available with unrelated third parties and the related person's interest in the transaction. As required under the rules of the SEC, transactions that are determined to be directly or indirectly material to the Company or a related person must be disclosed in the Company's proxy statement.

        Affiliates of FMR LLC ("Fidelity") provide investment management services or other services in connection with the Company's 401(k) programs, the SERP and the DC SERP. In 2020, with respect to the 401(k) program and DC SERP managed by Fidelity, (i) participants paid $3,433,571 (net) in mutual fund manager's fees, and $166,784 in participant direct fees and (ii) the Company paid $62,268 in plan sponsor direct fees. In 2020, with respect to the pension plan and related SERP, the Company paid $202,341 in asset management fees to Fidelity. The related investment management agreements were entered into on an arm's-length basis.

        No other related party transactions were identified during or subsequent to 2020 where the amount involved exceeded $120,000. As such, there are no other transactions to be reported in this proxy statement.

PROHIBITION ON SHORT SALES, TRANSACTIONS IN
DERIVATIVE SECURITIES AND HEDGING

        The Company has a written policy prohibiting officers and directors from engaging in (i) short sales of the Company's securities, (ii) transactions in puts, calls or other derivative securities involving the Company's securities, (iii) hedging transactions involving the Company's securities, (iv) purchases of the Company's securities on margin (other than a cashless exercise of stock options under the Company's equity plans), and (v) any pledges of the Company's securities to secure margin or other loans.

STOCK OWNERSHIP GUIDELINES FOR
NON-EMPLOYEE DIRECTORS AND CERTAIN EXECUTIVES

        The Company has adopted stock ownership guidelines for its non-employee directors and certain of its executive officers. Each non-employee director is encouraged to own shares of the Company having a total value equal to at least 3x the annual cash retainer for Board service. The CEO is required to own shares of the Company having a total value equal to at least 5x base salary. The CFO is required to own shares of the Company having a total value equal to at least 3x base salary. Any new non-employee director or CEO or CFO will have five years from the date of his/her appointment to attain the required level of stock ownership. For purposes of this requirement, 60% of the value (assuming a cashless exercise) of vested but unexercised stock options count in determining stock ownership. Stock ownership does not include unvested stock options. There may be rare instances where the stock ownership guidelines would place a severe financial hardship on the director or executive. The Compensation Committee of the Board may, in its discretion, modify the stock ownership requirements in special circumstances.

INVESTOR OUTREACH

        Amphenol regularly engages with key stockholders to discuss, among other items, governance issues to ensure that management and the Board understand and address issues that are important to the Company's stockholders. Through these engagements the Company has obtained valuable feedback. For example, in 2016, the Board adopted an amendment to the Company's By-Laws that, among other things, implemented "proxy access", which, subject to the requirements of the By-Laws, permits any stockholder or group of up to 20 stockholders that beneficially owns at least 3% of the Company's outstanding Common Stock continuously for three years to nominate candidates for election to the Board and to require the Company to list such nominees in the Company's proxy statement. In prior years, the Company has taken a variety of other significant actions in response to investor feedback, such as lowering the threshold to call special meetings of stockholders from 50% to 25%, declassifying the Board and providing for the annual election of directors, allowing stockholders to act by written consent and eliminating supermajority voting requirements in the Company's Articles of Incorporation and By-Laws.

        In 2020, the Company has again engaged with a number of important stakeholders on a variety of topics, including various ESG-related topics.

        The Company's Board welcomes direct engagement with significant stockholders to discuss matters of interest to such stockholders. Any such an engagement can be arranged by calling Lance D'Amico, our Senior Vice President, General Counsel and Secretary, at (203) 265-8606.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)

        We are dedicated to building true, long-term value for our customers, employees and stockholders, while also minimizing our impact on the environment and being a positive force in our communities around the world. At the core of this commitment is our strong belief that sustainable business practices ensure the Company's success and longevity. In order to better measure our environmental footprint and societal impact, we have made significant investments in the systems used to manage and track our progress in these important areas. These investments have allowed us to better capture and will continue to enhance our ability to quantify and convey the efforts already in place throughout the Company. Ultimately, we believe that ensuring long-term sustainable business practices is simply good business.

        Environment.     We recognize the importance of limiting our environmental footprint. Our operations are implementing programs and initiatives that reduce greenhouse gas (GHG) emissions, conserve water and decrease waste through reuse and recycling. We have reduced our GHG emissions over the past three years and have committed to reducing our Scope 1 and 2 GHG emissions by 10% versus our 2018 levels by 2022. In addition, over the past three years, we have reduced our normalized water withdrawal and have increased the percentage of our waste that is recycled. Our operations are also designing products that enable our customers to minimize their own environmental footprint by reducing their power and energy use. In addition, we are active in designing products that support next-generation technologies including alternative energy generation and electric and hybrid vehicles.

        Supply Chain.     As stated in our Code of Business Conduct and Ethics policy, we have zero tolerance for human trafficking and slavery. To underpin our current practices, which are based on the United Nations Guiding Principles for Business & Human Rights, we have also issued a Global Human Rights Policy. To ensure that our suppliers are acting in a manner consistent with our values and standards, we have expanded our outreach and engagement on our Supplier Code of Conduct and, in 2020, we published a new Supplier Responsible Labor Policy which sets forth the standards we expect our supply chain to uphold. After mapping our supply chain, we have begun engaging with our most at-risk Tier 1 Direct suppliers through an awareness campaign to ensure they are adhering to our standards. We are also committed against the use of conflict minerals and actively survey our supply chain on an annual basis to ensure we do not knowingly use these materials.

         Ethics.     We strive to conduct business in an ethical way everywhere around the world. Our Code of Business Conduct and Ethics policy is a core document that our global management team reviews and re-commits to each year. This is further supported by a robust ethics and compliance program, including an independent internal audit function, compliance training as well as a whistleblower and investigation process with a strict policy prohibiting retaliation.

        Employees.     Our employees are our most valuable asset and core to how we conduct business. The Company's culture is based on a deep-rooted philosophy of accountability which provides our management teams the tools to do their jobs and the authority and sense of ownership to do them effectively. Amphenol continues to invest in our people and strives to always ensure that they work in an ethical and highly rewarding environment. In particular, given the current COVID-19 pandemic, the Company has taken significant steps to ensure the safety of our employees amidst this unprecedented crisis. The safety of our people is always critical, and we work together in a culture of mutual protection where worker safety is always a top priority. The depth and stability of our global workforce continues to be the core asset of Amphenol. We are striving to develop a diverse and inclusive leadership team. Of our 19 executive leaders, seven were born outside of the United States and four identify as either (i) an under-represented minority (Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities) and/or (ii) LGBTQ+. Three members of our executive leadership team are women.

        We recognize that sustainability practices and programs require transparency and accountability and we intend to publish an updated Sustainability Report on an annual basis. Our most recent Sustainability Report was published in 2020 and is available on the home page of our website. For more information about our sustainability efforts, please visit the sustainability section of our website at https://www.amphenol.com/sustainability.

        Information on or accessed through our website is not incorporated in this proxy statement, and you should not rely on such information in making a decision on how to vote.

STOCKHOLDER PROPOSALS

        Any stockholder wishing to include a proposal in the Company's proxy statement for the 2022 annual meeting in accordance with Rule 14a-8 of the Exchange Act must submit their proposal in writing by mail to the Secretary of the Company at Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492, Attention: Secretary no later than the close of business on December 13, 2021. Stockholder proposals that are sent to any other person or location or by any other means may not be received in a timely manner. In order to avoid controversy, stockholders should submit their proposals by means that permit them to prove the date of delivery. Any stockholder proposal received by the Secretary of the Company after the date specified will not be included in the Company's proxy statement for the 2022 annual meeting. Further, all proposals submitted for inclusion in the Company's proxy statement for the 2022 annual meeting must comply with all of the requirements of Rule 14a-8 of the Exchange Act.

        Stockholders of the Company are also entitled by the Company's By-Laws to bring business before the Annual Meeting, including matters not specified in the notice of meeting (other than proposals submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8 of the Exchange Act), by giving timely notice in writing by mail to the Secretary of the Company at Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492, Attention: Secretary. To be timely, notice must be delivered not less than 60 days nor more than 90 days prior to the annual meeting, provided however, if less than 70 days' notice or prior public disclosure of the date of the meeting has been given or made to stockholders, notice of the stockholder's proposal must be received in writing by mail by the Secretary of the Company no later than the tenth day following the mailing of this proxy statement. Such a notice must also conform to the requirements of the Company's By-Laws, which stipulate that the proposal must include (i) a description of the business to be brought before the meeting, (ii) the reasons for conducting such business at the annual meeting, (iii) the name and record address of the stockholder together with the number of shares beneficially owned and (iv) a description of any material interest of the stockholder in such business.

        In addition, the Company's By-Laws provide a proxy access right permitting stockholders who have beneficially owned 3% or more of the Company's Common Stock continuously for at least 3 years to submit director nominations via the Company's proxy materials for up to 20% of the directors then serving. Notice of proxy access director nominations for the 2022 annual meeting must be delivered in writing by mail to the Secretary of the Company at Amphenol Corporation, 358 Hall Avenue, Wallingford, CT 06492, Attention: Secretary, no earlier than November 13, 2021 and no later than the close of business on December 13, 2021. In addition, the notice must set forth the information required by the Company's By-Laws with respect to each proxy access director nomination that a stockholder intends to present at the 2022 annual meeting.

        A stockholder has given the Company notice of the intent to introduce the following proposal for consideration and action by the stockholders at the Annual Meeting.

        The stockholder proposal may contain assertions about the Company that the Company believes are incorrect. The Board has not attempted to refute all assertions and the Company has not corrected any errors in the stockholder proposal. The Company will provide the name, address and share ownership of the stockholder proponent upon request.

PROPOSAL 6. STOCKHOLDER PROPOSAL
Proposal 6—Improve Our Catch-22 Proxy Access

        Shareholders request that our board of directors take the steps necessary to enable as many shareholders as may be needed to combine their shares to equal 3% of our stock owned continuously for 3-years in order to enable shareholder proxy access.

        The current arbitrary ration of 20 shareholders to initiate shareholder proxy access can be called Catch-22 Proxy Access. In order to assemble a group of 20 shareholders, who have owned 3% of company stock for an unbroken 3-years, one would reasonably need to start with 60 activist shareholders who own 9% of company stock for an unbroken 3-years because initiating proxy access is a complicated process that is easily susceptible to errors. It is a daunting process that is also highly susceptible to dropouts.

        The 60 activist shareholders could then be whittled down to 40 shareholders because some shareholders would be unable to timely meet all the paper chase requirements. After the 40 shareholders submit their paperwork—then management might arbitrarily claim that 10 shareholders do not meet the requirements (since the Amphenol Board of Directors is the almighty authority in interpreting the APH proxy access rules according to the APH proxy access rules) and management might convince another 10 shareholders to drop out—leaving 20 shareholders. But the current bylaws do not allow 40 shareholders to submit their paperwork to end up with 20 qualified shareholders.

        And 60 shareholders who own 9% of APH stock for an unbroken 3-years might determine that they own 51% of APH stock when length of unbroken stock ownership is factored out.

        But how does one begin to assemble a group of 60 potential participants if potential participants cannot even be guaranteed participant status after following the rules that are 4100-words of tedious language—because a single shareholder always takes the risk that one will be the 21st shareholder that could be voted off the island after a substantial investment of time by the arbitrary ration of 20 shareholders.

        More emphasis should be given to improving proxy access because of our limited right to call for a special shareholder meeting.

        Currently it takes the formal backing 25% of Amphenol Corporation shares to call a special meeting. A big setback is that all shares held for less than one unbroken year are 100% disqualified.

        Thus the owners of 25% of APH stock held for an unbroken year could determine that they own 50% of APH stock when the length of stock ownership is factored out. It is not a good bargain for APH shareholders to have to own 50% of APH shares in order to call for a special shareholder meeting.

        Plus the shareholder right to call a special meeting has taken a big hit due to the avalanche of online shareholder meetings that are often tightly controlled bare bones meetings where all challenging questions and comments are screened out by management.

Please vote yes:
Improve Our Catch-22 Proxy Access—Proposal 6

 The Board's Statement in Opposition

        The Board of Directors has adopted a proxy access by-law (the "Proxy Access By-law") that it believes follows well-established best practices and is in the best interests of our stockholders. The Board has considered this proposal and concluded that its adoption is unnecessary and not in the best interest of our stockholders. Therefore, the Board UNANIMOUSLY recommends a vote AGAINST this proposal for the following reasons.

The Board has adopted proxy access for the benefit of all stockholders.

        Amphenol has always strived to maintain high corporate governance standards. We understand that proxy access is an important governance issue for many of our stockholders. Because of this, after consultation with some of our largest stockholders, our Board considered various potential formulations of proxy access, including the provisions advocated by the proponent. Based upon our Board's assessment of the relative advantages and disadvantages to stockholders of the various possible proxy access formulations, and based on feedback from some of our largest stockholders, our Board amended Amphenol's By-laws in March 2016 to implement proxy access in the form it believes is most meaningful and appropriate for the Company and its stockholders.

        The Proxy Access By-law permits any stockholder or group of up to 20 stockholders that beneficially owns at least 3% of our outstanding Common Stock continuously for three years to nominate candidates for election to the Board and requires the Company to list such nominees along with the Board's nominees in the Company's proxy statement. Pursuant to the Proxy Access By-law, the qualifying stockholder or group of stockholders may nominate up to 20% of the Board, rounding down to the nearest whole number of Board seats (but no less than two).

The provisions of the Proxy Access By-law follow well-established best practices and are consistent with all of the proxy access bylaws adopted by public companies in 2020.

        We believe that the Proxy Access By-law establishes a robust proxy access right. In addition to capturing what the Board considers to be best practice with regard to proxy access, the provisions of the Proxy Access By-law are consistent with the majority of the proxy access bylaws adopted by other public companies in 2020, as detailed below:

  •
  Number of permitted proxy access nominees.  The Proxy Access By-law allows up to 20% of the Board (rounded down to the nearest whole number, but not less than two) to be nominated through proxy access. This provision reflects the market approach, with 100% of the proxy access bylaws adopted in 2020 and 75% of all proxy access bylaws permitting up to 20% of the Board to be nominated through proxy access.

  •
  Ability of stockholders to aggregate ownership.   The Proxy Access By-law allows groups of up to 20 stockholders to aggregate their share ownership in order to satisfy the 3% minimum ownership threshold requirement. This provision reflects the market approach, with 100% of the proxy access bylaws adopted in 2020 and 93% of all proxy access bylaws limiting the size of a nominating group to 20 or fewer stockholders.

Placing reasonable limitations on the number of stockholders who can form a group to establish the required ownership threshold will save Company resources.

        We believe that a reasonable limitation on the number of stockholders who can aggregate their holdings in order to nominate a director should be established. By limiting the number of stockholders, the Company can reduce administrative costs and the risk of abuse by stockholders with a special interest, including interests unrelated to long-term shareholder value. In the absence of a reasonable limitation on the number of stockholders in a group, the Company could be required to make burdensome and time-consuming inquiries into the nature and duration of the share ownership of a large number of individuals participating in a nomination in order to verify their required share ownership, which could impede the exercise of proxy access rights by other stockholders.

        Our proxy access right limits the number of stockholders who can assemble as a group to 20 holders of record, which, as noted above, is consistent with the overwhelming majority of proxy access bylaws. Allowing a limited number of holders to act as a group strengthens the principle that we believe is shared by most of our stockholders: that the right to nominate a director using the Company's proxy statement should be available only for those who have a sufficient financial stake in the Company to cause their interests to be aligned with the long-term interests of our stockholders as a whole.

We have an established record of best governance practices and are responsive to stockholders.

        In addition to the Proxy Access By-law, there are a number of other key protections currently in place for our stockholders, including the following:

  •
  Majority independent Board.  Currently 8 of the 9 members of our Board are independent, as defined by the NYSE listing standards and applicable SEC rules;

  •
  Annual director elections.  In 2012, our stockholders approved the declassification of our Board. As a result, our entire Board has been elected annually since 2013;

  •
  Stockholder right to act by written consent.  Our stockholders have the right to act by written consent; and

  •
  Voting requirements.  We have no supermajority voting requirements in our Certificate of Incorporation or By-laws.

        For these reasons, the Board of Directors UNANIMOUSLY urges stockholders to vote AGAINST this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 6.

GENERAL AND OTHER MATTERS

        At the date of this proxy statement, the Company knows of no business that will be brought before the 2021 Annual Meeting of Stockholders other than the matters set forth above. However, if any further business properly comes before the Annual Meeting or any adjournments thereof, the persons named as proxies in the accompanying proxy will vote them in accordance with their discretion and judgment on such matters.

        The Company has herewith and/or heretofore provided each stockholder whose proxy is being solicited hereby, a copy of the Company's 2020 Annual Report, including financial statements. Written requests for additional copies should be directed to: Controller, Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut 06492. The Company's 2020 Annual Report, including financial statements, is also available from the Company's website at www.amphenol.com by clicking on "Investors", then "Financials" and then "2020 Annual Report".

        If you need directions to attend the Annual Meeting and vote in person, please call 203-265-8606.

PLEASE DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
REPLY ENVELOPE ON WHICH NO POSTAGE NEED BE AFFIXED IF MAILED
IN THE UNITED STATES.

By Order of the Board of Directors,
Lance E. D'Amico
Senior Vice President, Secretary and General Counsel

April 12, 2021

ANNEX A

AMENDED AND RESTATED
2017 STOCK PURCHASE AND OPTION PLAN
FOR KEY EMPLOYEES OF
AMPHENOL AND SUBSIDIARIES

ARTICLE I.
PURPOSE

        The Plan's purpose is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article IX.

ARTICLE II.
ELIGIBILITY

        Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.
ADMINISTRATION AND DELEGATION

        3.1    Administration.    The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator's determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

        3.2    Appointment of Committees.    To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.
STOCK AVAILABLE FOR AWARDS

        4.1    Number of Shares.    Subject to adjustment under Article VI and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of May 18, 2017, the Company ceased granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

        4.2    Share Recycling.    If all or any part of an Award expires, lapses or is terminated, surrendered, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company not issuing any Shares covered by the Award, the unused Shares covered by the Award will again be available for Award grants under the Plan.

        4.3    Substitute Awards.    In connection with an entity's merger or consolidation with the Company or the Company's acquisition of an entity's property or stock, the Administrator may grant Awards in substitution for any options granted before such merger or consolidation by such entity or its affiliate.

Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above). Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

ARTICLE V.
STOCK OPTIONS

        5.1    General.    The Administrator may grant Options to Service Providers subject to the limitations in the Plan. The Administrator will determine the number of Shares covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option.

        5.2    Exercise Price.    The Administrator will establish each Option's exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option. Notwithstanding the foregoing, if on the last day of the term of an Option the Fair Market Value of one Share exceeds the applicable exercise or base price per Share, the Participant has not exercised the Option and remains employed by the Company or one of its Subsidiaries and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with its exercise. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

        5.3    Duration of Options.    Each Option will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day prior to the expiration of an Option (i) the exercise of the Option is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable current or former Service Provider due to any Company insider trading policy (including blackout periods) or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the original maximum term of the applicable Option unless the exercise would violate an Applicable Law as set forth in clause (i) above. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option, violates the non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option may be terminated by the Company and the Company may suspend the Participant's right to exercise the Option when it reasonably believes that the Participant has participated in any such violation. In addition, if, prior to the end of the term of an Option, the Participant is given notice by the Company or any of its Subsidiaries of the termination of his or her employment or other relationship by the Company or any of its Subsidiaries for Cause, and the effective date of such employment or other termination is subsequent to the date of the delivery of such notice, the right to exercise the Option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant's employment or other relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment or other relationship (in which case the right to exercise the Option shall terminate immediately upon the effective date of such termination of employment or other relationship).

        5.4    Exercise.    Options may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Option is exercised and (ii) as specified in Section 7.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option may not be exercised for a fraction of a Share.

        5.5    Payment Upon Exercise.    Subject to Section 8.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

          (a)   cash, wire transfer of immediately available funds or by check payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing exercise methods if one or more of the exercise methods below is permitted;

          (b)   if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

          (c)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

          (d)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option's exercise valued at their Fair Market Value on the exercise date;

          (e)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

          (f)    to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

ARTICLE VI.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

        6.1    Equity Restructuring.    In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VI, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award's exercise price, granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 6.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

        6.2    Corporate Transactions.    In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

          (a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Award; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Award is equal to or less than zero, then the Award may be terminated without payment;

          (b)   To provide that such Award shall vest and be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

          (c)   To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise price, in all cases, as determined by the Administrator;

          (d)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

          (e)   To replace such Award with other rights or property selected by the Administrator; and/or

          (f)    To provide that the Award will terminate and cannot vest or be exercised after the applicable event, in which case the Administrator shall notify the Participant that the vested portion of the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of such event, and such Award shall terminate upon the expiration of such period.

        6.3    Administrative Stand Still.    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

        6.4    General.    Except as expressly provided in the Plan or the Administrator's action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity

Restructuring under Section 6.1 above or the Administrator's action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award's grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company's right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VI.

ARTICLE VII.
GENERAL PROVISIONS APPLICABLE TO AWARDS

        7.1    Transferability.    Except as the Administrator may determine or provide in an Award Agreement or otherwise, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant's authorized transferee that the Administrator specifically approves.

        7.2    Documentation.    Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        7.3    Discretion.    Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

        7.4    Termination of Status.    The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

        7.5    Withholding.    Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant's Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the maximum statutory withholding rates for the applicable jurisdiction (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 8.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company's retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant's behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant's acceptance of an Award under the Plan will constitute the Participant's authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

        7.6    Amendment of Award; Prohibition on Repricing.    The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award or changing the exercise date. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Award, or (ii) the change is permitted under Article VI or pursuant to Section 8.6. Other than pursuant to Sections 6.1 and 6.2, the Administrator shall not without the approval of the Company's stockholders (a) lower the exercise price per Share of an Option after it is granted, (b) cancel an Option when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

        7.7    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any Shares under the Plan until (i) all Award conditions have been met or removed to the Company's satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company's inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

        7.8    Acceleration.    The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable or shall continue to vest and become exercisable following a Termination of Service.

ARTICLE VIII.
MISCELLANEOUS

        8.1    No Right to Employment or Other Status.    No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

        8.2    No Rights as Stockholder; Certificates.    No Participant or Designated Beneficiary will have any rights as a stockholder (including, but not limited to, the receipt of dividends) with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

        8.3    Effective Date and Term of Plan.    The Plan, as amended and restated, will become effective on the date it is approved by the Company's stockholders and, unless earlier terminated by the Board, will remain in effect until March 30, 2031, the tenth anniversary of the date the Board adopted the Plan, as amended and restated, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan, as amended and restated, is not approved by the Company's stockholders, the Plan will continue in full force and effect in accordance with its terms and conditions as in effect immediately prior to the date this Plan, as amended and restated, was approved by the Board.

        8.4    Amendment of Plan.    The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant's consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

        8.5    Provisions for Foreign Participants.    The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        8.6    Section 409A.    The Company intends that all Awards be structured to be exempt from Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant's consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award's grant date. The Company makes no representations or warranties as to an Award's tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 8.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A.

        8.7    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan's administration or interpretation, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Administrator's approval) arising from any act or omission concerning this Plan unless arising from such person's own fraud or bad faith.

        8.8    Lock-Up Period.    The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities, whether subject to outstanding Awards or otherwise, during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter (the "Lock-Up Period"). The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing prohibitions until the end of the Lock-Up Period and these restrictions will be binding on the applicable Participant. Further, each Participant shall, if so requested by any underwriter representative, execute a customary lock-up agreement which shall provide such terms as such underwriter representative may in its discretion request, including, without limitation the prohibition on sale and transfer during the Lock-Up Period described in this Section 8.8.

        8.9    Data Privacy.    As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the "Data"). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 8.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant's ability to participate in the Plan and, in the Administrator's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 8.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

        8.10    Severability.    If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

        8.11    Governing Documents.    If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

        8.12    Governing Law.    The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state's choice-of-law principles requiring the application of a jurisdiction's laws other than the State of Delaware.

        8.13    Claw-back Provisions.    All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

        8.14    Titles and Headings.    The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan's text, rather than such titles or headings, will control.

        8.15    Conformity to Securities Laws.    Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

        8.16    Relationship to Other Benefits.    No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

        8.17    Broker-Assisted Sales.    In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 7.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker's fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant's applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant's obligation.

        8.18    Individual Award Limitation.    Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VI, the maximum aggregate number of Shares with respect to one or more Awards of Options that may be granted to any one person during any fiscal year of the Company shall be 3,000,000. The limitation in this Section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first fiscal year in which the Participant commences employment with the Company and/or its Subsidiaries.

ARTICLE IX.
DEFINITIONS

        As used in the Plan, the following words and phrases will have the following meanings:

        9.1   "Administrator" means the Board or a Committee to the extent that the Board's powers or authority under the Plan have been delegated to such Committee. As of the date the Board approved the Plan, the Compensation Committee of the Board is expected to be the initial Administrator.

        9.2   "Applicable Laws" means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

        9.3   "Award" means a grant under the Plan of Options.

        9.4   "Award Agreement" means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

        9.5   "Board" means the Board of Directors of the Company.

        9.6   "Cause" means (i) if Participant is a party to a written employment or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term "cause" is defined (a "Relevant Agreement"), "cause" as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) the Administrator's determination that Participant failed to substantially perform Participant's duties (other than a failure resulting from Participant's Disability); (B) the Administrator's determination that Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or Participant's immediate supervisor; (C) the occurrence of any act or omission by Participant that could reasonably be expected to result in (or has resulted in) Participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense; or (D) Participant's commission of an act of fraud, embezzlement, misappropriation, gross misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries.

        9.7   "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

              (i)  which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the

    Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

        Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5).

        The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

        9.8   "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

        9.9   "Committee" means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a "non-employee director" within the meaning of Rule 16b-3; however, a Committee member's failure to qualify as a "non-employee director" within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

        9.10 "Common Stock" means the Class A Common Stock of the Company.

        9.11 "Company" means Amphenol Corporation, a Delaware corporation, or any successor.

        9.12 "Consultant" means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities; and (iii) is a natural person.

        9.13 "Designated Beneficiary" means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant's rights if the Participant dies or becomes incapacitated. Without a Participant's effective designation, "Designated Beneficiary" will mean the Participant's estate.

        9.14 "Director" means a Board member.

        9.15 "Disability" means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

        9.16 "Employee" means any employee of the Company or its Subsidiaries.

        9.17 "Equity Restructuring" means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

        9.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        9.19 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

        9.20 "Option" means an option to purchase Shares, not intended or not qualifying as an "incentive stock option" as defined in Section 422 of the Code.

        9.21 "Overall Share Limit" means [100,000,000] Shares.

        9.22 "Participant" means a Service Provider who has been granted an Award.

        9.23 "Plan" means this Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries.

        9.24 "Prior Plans" means, collectively, The 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries, The First Amended 2009 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries and any prior equity incentive plans of the Company or its predecessor.

        9.25 "Prior Plan Award" means an award outstanding under the Prior Plans as of May 18, 2017.

        9.26 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

        9.27 "Section 409A" means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

        9.28 "Securities Act" means the Securities Act of 1933, as amended.

        9.29 "Service Provider" means an Employee, Consultant or Director.

        9.30 "Shares" means shares of Common Stock.

        9.31 "Subsidiary" means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        9.32 "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        9.33 "Termination of Service" means the date the Participant ceases to be a Service Provider.

                      Notice of Annual Meeting
                      and
                      Proxy Statement

                      Annual Meeting of Stockholders, May 19, 2021

                      IMPORTANT: Your proxy is enclosed. Please fill in, date, sign and return your proxy promptly in the enclosed stamped envelope whether or not you plan to be present at the meeting. You may still vote in person if you attend the meeting.

                      Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 19, 2021: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2020 are available at www.edocumentview.com/APH.

111111111111111111111111111111111111111111111111111111111111 Amphenol'· re 000004 1111111111111111111111111111111111111111111111111111111111111111111111111 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK._ _ lllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllllhllllllllllllllllllhln MRASAMPLE DESIGNATION (IF ANY) ADD1 ADD2 ADD3 ADD4 ADD5 ADDS Using a blldt II*pen,marl! your votes with an X as shown in this example. IX I Please do not write outside the designated areas. 2021AnnualMeeting Proxy Card ...-IF VOTING BY MAIL SIGN,DETACH AND RETURN THE BOTTOM POmON IN THE ENCLOSED ENVELDPE. ...-a Proposals -The Bon of Dirvdors recommends a vote FOR allthe nominees lstedand FOR Proposals 2, 3,4 and 5. + 1. Election of Nine Directors: ForAQalnst Abstain D D D For D D D F« D D D Against D D D Abstain D D D AQalnst D D D For Abstain D D D D D 01 • Stanley L Clark 04 • Edward G. Jepsen 07 • Martin H.Loeffler D D D D 02 • John D.Craig 05 • Rita S.Lane 08 • R.Adam Norwitt 09 • Anne Clarke Wolff 03 • David P.Falck 06 • Robert A. Livingston ForAgainst Abstain ODD DOD AIJIInst Abstain 2.Ratify the Selection of Deloitte & Touche LLP as Independent Public Accountants 5. Approve an Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares DOD The Board of Directors recommends a vote AGAINST Proposal6. 3. Advisory Vote to Approve Compensation of Named Executive Officers 6. Stockholder Proposal:Improve Our Catch-22 Proxy Access ODD D 0 0 4.Ratify and Approve the Amended and Restated 2011Stock Purchase Option Plan for Key Employees of Amphenol and Subsidiaries NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IIAuttaorlzed SlcJnalures - This section must be completed for your vote to count Please date and sign below. i••--Au '7-Please sign exactly as name(s) appears hereon.Joint owners should each sign. When signing as attorney, executor, administrator,corporate officer,trustee, guardian, or custodian,please give full title. IfL.-gn-at-ure_I_-_PI-ea-se-ke-ep-s-ig-na-ture-wit_h_ln-th-eb-ox_._ _.II"''"'"'2-"""....••••• with;,..,"'-C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPlE AND MR A SAMPlE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPlE AND MR A SAMPLE AND MR A SAMPLE AND • + II IIIII 1111111 D3FL5B 11111111111111 1UPX 498640

Amphenol® VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. [X]

## 2021 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.**

1. Election of Nine Directors:

| Nominee | For | Against | Abstain |
|---|---|---|---|
| 01 - Stanley L. Clark | ☐ | ☐ | ☐ |
| 02 - John D. Craig | ☐ | ☐ | ☐ |
| 03 - David P. Falck | ☐ | ☐ | ☐ |
| 04 - Edward G. Jepsen | ☐ | ☐ | ☐ |
| 05 - Rita S. Lane | ☐ | ☐ | ☐ |
| 06 - Robert A. Livingston | ☐ | ☐ | ☐ |
| 07 - Martin H. Loeffler | ☐ | ☐ | ☐ |
| 08 - R. Adam Norwitt | ☐ | ☐ | ☐ |
| 09 - Anne Clarke Wolff | ☐ | ☐ | ☐ |

+

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 6. Stockholder Proposal: Improve Our Catch-22 Proxy Access | ☐ | ☐ | ☐ |

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

1UPX 498640

+

03FL5B

... IF vonNG BY MAIL SIGN, DETACH AND RETURN lHE BOmiM PORJION IN lHE ENCLOSED ENVELOPE. ... Ampheno. + AMPHENOL CORPORATION Notice of 2021 AnnualMeetinQ of Stockholders Proxy Solidted by Board of Directors for AnnualMeeting - May 19,2021 The undersigned, revoking previous proxies as relating to these shares, hereby acknowledges receipt of the Notice of 2021 Annual Meeting and Proxy Statement dated April12, ZOZ1 in connection with the ZOZ1 AnnualMeeting of Stockholders (the "AnnualMeeting") to be held at 11:00 a.m. on May 19, 2021 at the World Headquarters of the Company, 358 Hall Avenue, Wallingford, Connecticut 06492 and hereby appoints R. Adam Norwitt, Craig A.Lampo and Lance E.D'Amico, and each of them (with full power to act alone),the attorneys and proxies of the undersigned, with power of substitution to each,to vote all shares of the Class A Common Stock of AMPHENOL CORPORATION (the "Company") registered in the name provided herein which the undersigned is entitled to vote at the AnnualMeeting, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present,including discretionary authority to vote on any matters properly presented for consideration at the Annual Meeting. Without limiting the general authorization hereby given, said proxies are, and each of them is,instructed to vote or act as follows on the proposals set forth in said Proxy Statement. SEE REVERSE SIDE.If you wish to vote in accordance with the Board of Directors' recommendations,just sign on the reverse side. You need not mark any boxes. (Items to be voted appear on reverse side) IINon-Voting Items Comments - Please print vour comments below. Chii!Qe of Address - Please print new address below. ------+ ------